UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

STARDUST POWER INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STARDUST POWER INC.
15 E. Putnam Ave, Suite 378
Greenwich, CT 06830

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 9, 2025

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of Stardust Power Inc. (the “Company,” “we,” “us,” or “our”) will be held on June 9, 2025 at 10:00 AM Central Time. We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/SDST2025. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page ii of the accompanying proxy statement (the “Proxy Statement”). The purpose of the Meeting is as follows:

(1)	To elect the following directors, each to serve a one-year term expiring at the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, disqualification or removal: Roshan Pujari, Anupam Agarwal, Martyn Buttenshaw, Charlotte Nangolo, Mark Rankin, Michael Earl Cornett Sr. and Sudhindra Kankanwadi;
(2)	To ratify the appointment of KNAV CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
(3)	To approve an amendment to the Company’s Certificate of incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our Common Stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of 1-for-10 to 1-for-100, with the exact ratio to be determined in the discretion of the Board of Directors and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board of Directors in its sole discretion;
(4)	To approve the issuance of up to an aggregate of 9,584,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).
(5)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The close of business on April 16, 2025 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be available for any stockholder’s examination during ordinary business hours at our principal executive offices located at 15 E. Putnam Ave, Suite 378, Greenwich, CT 06830, (800) 742-3095.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR each director nominee listed under proposal 1 and FOR proposals 2, 3 and 4.

Your vote is important no matter how large or small your holdings in the Company may be. After reading the enclosed Proxy Statement, you are urged to cast your vote via the Internet or complete, date, sign and return the proxy card. Please review the instructions on your voting options described in the enclosed Proxy Statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. This will not limit your right to virtually attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting.

The Notice of Internet Availability of Proxy Materials also contains instructions on how to access the Proxy Statement and our Form 10-K for the fiscal year ended December 31, 2024 (which is our Annual Report to Stockholders), both of which are available online at www.proxyvote.com and are available on our website at https://investors.stardust-power.com/financial-information/sec-filings.

By Order of the Board of Directors

/s/ Roshan Pujari

Roshan Pujari
Founder and Chief Executive Officer

Greenwich, Connecticut
April 28, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2025

The Notice of Annual Meeting of Stockholders, the Proxy Statement, and our 2024 Annual Report on Form 10-K are available on our website at https://investors.stardust-power.com/financial-information/sec-filings. Additionally, in accordance with Securities and Exchange Commission rules, you may access our proxy materials at www.proxyvote.com.

I M P O R T A N T

You are cordially invited to attend the Meeting virtually. After reading the enclosed Proxy Statement, please cast your vote via the Internet or complete, date, sign, and return the proxy card as promptly as possible in order to ensure your representation at the Meeting. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, bank or other nominee. In most instances, beneficial owners will be able to do this over the Internet, by telephone or by mail. Please review the instructions on your voting options described in the enclosed proxy statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. Even if you have voted by proxy, you may still vote virtually if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain a proxy card issued in your name from that intermediary. A majority of the voting power of the Company’s outstanding shares of capital stock must be represented at the Meeting, either virtually or by proxy, to constitute a quorum.

STARDUST POWER INC.
15 E. Putnam Ave, Suite 378
Greenwich, CT 06830

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 9, 2025 at 10:00 AM Central Time

Unless the context otherwise requires, any reference in this proxy statement (this “Proxy Statement”) to the “Company,” “we,” “us,” “our,” or “Stardust Power” refers to Stardust Power Inc. and its consolidated subsidiaries prior to the consummation of the Business Combination (as defined below) and to Stardust Power Inc. and its consolidated subsidiaries after the consummation of the Business Combination. References to the “Board” in this proxy statement refers to the Board of Directors of Stardust Power Inc. prior to the Business Combination and to the Board of Directors of Stardust Power Inc. after the consummation of the Business Combination.

THE BUSINESS COMBINATION

On July 8, 2024, the Company consummated the previously announced business combination pursuant to the Business Combination Agreement, dated as of November 21, 2023 (as amended, the “Business Combination Agreement”), by and among Global Partner Acquisition Corp. II, a Cayman Islands exempted company (“GPAC II”), Strike Merger Sub I, Inc., a Delaware corporation and direct wholly owned subsidiary of GPAC II (“First Merger Sub”), Strike Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of GPAC II (“Second Merger Sub”), and Stardust Power. The transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Business Combination.” In connection with the Business Combination, among other things, GPAC II was renamed “Stardust Power Inc.” This is the Company’s first annual meeting of stockholders following the Business Combination.

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Stardust Power Inc. for use at the annual meeting of stockholders (the “Meeting” or the “2025 Annual Meeting”) of the Company to be held on June 9, 2025 at 10:00 AM Central Time. We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders regardless of location. We believe that hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/SDST2025. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. The virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.virtualshareholdermeeting.com/SDST2025 and logging in with their control number. We encourage you to log on in advance and submit any questions you may have, which we will try to answer during the Meeting. We recommend that you log in to the Meeting at www.virtualshareholdermeeting.com/SDST2025 a few minutes before the scheduled meeting time on June 9, 2025 to ensure you are logged in when the Meeting starts. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page ii of this Proxy Statement. This Proxy Statement and the enclosed proxy card will be made available to our stockholders on or about April 28, 2025.

Only stockholders of record at the close of business on April 16, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 57,650,480 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), were outstanding. Holders of our Common Stock vote together as a single class. At the close of business on the Record Date, our Common Stock was held by 57 holders of record. Shares cannot be voted at the Meeting unless the holder thereof as of the Record Date is present or represented by proxy. The presence, virtually or by proxy, of the holders of shares of outstanding capital stock of the Company representing not less than a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Meeting as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Our Board has selected Roshan Pujari and Udaychandra Devasper to serve as the holders of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by Messrs. Pujari and Devasper in accordance with the directions indicated on the proxy card. If you submit your proxy card without giving specific instructions, Messrs. Pujari and Devasper will vote your shares “FOR” the proposals being presented at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting, but we currently know of no other business to be presented at the Meeting.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may submit a later-dated proxy on the Internet or complete and submit a new proxy card, but it must bear a later date than the original proxy card. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

We are paying the cost of soliciting the proxies. Our directors, officers and employees may solicit proxies by telephone, facsimile or personal solicitation. We will not pay additional compensation for any of these services.

i

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING

Q.	WHEN IS THE MEETING?

A.	June 9, 2025 at 10:00 AM Central Time.

Q.	WHERE WILL THE MEETING BE HELD?

A.	We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/SDST2025. We will be holding a virtual-only meeting for a few reasons. First, we value innovation, and we welcome the expanded access, improved communication and cost savings for our stockholders and the Company afforded by the virtual format. We believe that hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. In addition, the virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.virtualshareholdermeeting.com/SDST2025 and logging in with their control number. We encourage you to log on in advance and submit any questions you may have, which we will try to answer during the Meeting. We recommend that you log in to the Meeting at www.virtualshareholdermeeting.com/SDST2025 a few minutes before the scheduled meeting time on June 9, 2025 to ensure you are logged in when the Meeting starts.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Meeting website. If you encounter any difficulties accessing the Meeting, please call the technical support number that will be posted on the Meeting webpage.

Q.	WILL THERE BE A Q&A SESSION DURING THE MEETING?

A.	As part of the Meeting, we will hold a live Q&A session during which we intend to answer questions submitted online during or prior to the Meeting that are pertinent to the Company and the Meeting matters, as time permits. Only stockholders that have accessed the Meeting as a stockholder will be permitted to submit questions during the Meeting. If you have questions, you may type them into the dialog box provided at any point during the Meeting (until the floor is closed to questions). Each stockholder is limited to no more than one questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Meeting;
●	which would require disclosure of material non-public information of the Company, including the status or results of our business since our last earnings release;
●	related to any pending, threatened or ongoing litigation;
●	related to personal grievances;
●	derogatory references to individuals or that are otherwise in bad taste;
●	substantially repetitious of questions already asked by another stockholder;
●	in excess of the one-question limit;
●	in furtherance of the stockholder’s personal or business interests; or
●	out of order or not otherwise suitable for the conduct of the Meeting as determined by the Chair or Secretary in his or her reasonable judgment.

Q.	WHY AM I RECEIVING THESE PROXY MATERIALS?

A.	As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) available to our stockholders electronically via the Internet. The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet or by mail is first being mailed to all stockholders of record entitled to vote at the 2025 Annual Meeting on or about April 28, 2025. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We sent you the Notice of Internet Availability of Proxy Materials because the Board is soliciting your proxy to vote at the 2025 Annual Meeting. You are invited to virtually attend the 2025 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions in the Notice of Internet Availability of Proxy Materials to vote by Internet or by mail.

ii

Q.	WHO IS ENTITLED TO VOTE AT THE MEETING?

A.	Only stockholders who owned shares of our capital stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting and at any postponements or adjournments thereof. At the close of business on the Record Date, 57,650,480 shares of the Company’s Common Stock were issued and outstanding. At the close of business on the Record Date, our Common Stock was held by 57 holders of record.

Holders of shares of Common Stock are entitled to one vote for each such share on each matter properly submitted to the stockholders of the Common Stock on which the holders of the shares of Common Stock are entitled to vote. The holders of Common Stock shall vote together as a single class on all matters on which the holders of the shares of Common Stock are entitled to vote.

Q.	HOW MANY SHARES MUST BE PRESENT TO CONDUCT BUSINESS?

A.	The presence at the Meeting, virtually or by proxy, of the holders of shares of outstanding capital stock of the Company representing not less than a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Meeting as of the close of business on the Record Date will constitute a quorum. At the close of business on the Record Date, 57,650,480 shares of the Company’s Common Stock were issued and outstanding, which means 28,825,241 of the voting power of all outstanding shares of capital stock must be present, virtually or by proxy. A quorum is required to conduct business at the Meeting and any adjournment or postponement thereof. Abstentions and broker non-votes will be counted towards the quorum requirement.

Q.	WHAT WILL BE VOTED ON AT THE MEETING?

A.	The following chart sets forth the proposals scheduled for a vote at the 2025 Annual Meeting and the vote required for such proposals to be approved:

PROPOSAL	VOTES REQUIRED	VOTING OPTIONS	BOARD RECOMMENDATION
Proposal 1: To elect the following directors, each to serve a one-year term expiring at the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, disqualification or removal: Roshan Pujari, Anupam Agarwal, Martyn Buttenshaw, Charlotte Nangolo, Mark Rankin, Michael Earl Cornett Sr. and Sudhindra Kankanwadi.

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors. In other words, because there are no other nominees for election as directors other than the persons named in the enclosed proxy card, and assuming each of those persons receives at least one vote, all such directors will be re-elected to our Board, provided that a quorum is present at the Meeting.

Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on this proposal.

		“FOR ALL”, or “WITHHOLD ALL”, or “FOR ALL EXCEPT”	“FOR” the nominated slate of directors
Proposal 2: To ratify the appointment of KNAV CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Approval requires a majority of the votes cast, whether in person or by proxy.

Abstentions and broker non-votes, if any, will not affect the outcome of this proposal. We do not expect any broker non-votes on Proposal 2. If you submit your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.

		“FOR”, or “AGAINST”, or “ABSTAIN”	“FOR”

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Proposal 3: To approve an amendment to the Company’s Certificate of incorporation to effect a Reverse Stock Split of our Common Stock, at a ratio in the range of 1 for 10 to 1 for 100, with the exact ratio to be determined in the discretion of the Board of Directors and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board of Directors in its sole discretion.

Approval requires a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote on the matter.

Abstentions, if any, will have the same effect as a vote “Against” the proposal. We do not expect any broker non-votes on Proposal 3. If you submit your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.

	“FOR”, or “AGAINST”, or “ABSTAIN”	“FOR”
Proposal 4: To approve the issuance of up to an aggregate of 9,584,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).

Approval requires a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote on the matter.

Abstentions, if any, will have the same effect as a vote “Against” the proposal. Broker non-votes will not affect the outcome of the vote on this proposal. If you submit your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.

	“FOR”, or “AGAINST”, or “ABSTAIN”	“FOR”

Q.	WHAT SHARES CAN I VOTE AT THE MEETING?

A.	You may vote all of your shares of Common Stock owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

Q.	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A.	Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote virtually at the 2025 Annual Meeting and to vote by proxy. Whether or not you plan to attend the 2025 Annual Meeting, we urge you to vote by Internet or by mail to ensure your vote is counted. You may still attend the 2025 Annual Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you by or on behalf of that organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote on your behalf and are also invited to attend the 2025 Annual Meeting. Please note that because a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the 2025 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the 2025 Annual Meeting. If this applies to you, your broker, bank or other nominee will have enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares.

Q.	HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A.	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy, by Internet or by mail by following the instructions provided in the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the proxy materials by following the instructions available in the Notice of Internet Availability of Proxy Materials and then simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2025 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, bank or other nominee. In most instances, beneficial owners will be able to do this over the Internet, by telephone or by mail.

Q.	HOW CAN I VOTE MY SHARES AT THE MEETING?

A.	Stockholders who attend the virtual 2025 Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/SDST2025 to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes.

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Q.	HOW DO I ATTEND THE VIRTUAL 2025 ANNUAL MEETING?

A.	You may attend the 2025 Annual Meeting online, including to vote and/or submit questions during the Meeting, by logging in at www.virtualshareholdermeeting.com/SDST2025. The 2025 Annual Meeting will begin at approximately 10:00 AM Central Time, with log-in beginning at 9:45 AM Central Time, on June 9, 2025.

Q.	HOW DO I GAIN ADMISSION TO THE VIRTUAL 2025 ANNUAL MEETING?

A.	You are entitled to participate in the virtual 2025 Annual Meeting only if you were a stockholder of record who owned shares of the Company’s Common Stock at the close of business on April 16, 2025, the Record Date. To attend online and participate in the 2025 Annual Meeting, stockholders of record will need to use the control number included on their Notice of Internet Availability of Proxy Materials or proxy card to log in to www.virtualshareholdermeeting.com/SDST2025. Beneficial owners who do not have a control number may gain access to the Meeting by obtaining a proxy issued in your name from that intermediary. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Meeting prior to the start time. Please allow time for online check-in, which will begin at 9:45 AM Central Time. If you have difficulties during the check-in time or during the Meeting, we will have technicians ready to assist you with any difficulties you may have accessing the virtual meeting.

Stockholders have multiple opportunities to submit questions to the Company for the 2025 Annual Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at www.virtualshareholdermeeting.com/SDST2025. See “Will there be a Q&A session during the Meeting?” for information about how the Q&A session at the Meeting will be conducted.

Q.	HOW ARE MY SHARES VOTED?

A.	If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you submit your proxy card without giving any specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all nominees identified in Proposal 1 and “FOR” Proposals 2, 3 and 4) and in the discretion of the proxy holder on any other matters that properly come before the Meeting.

Q.	WHAT IS A “BROKER NON-VOTE”?

A.	A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the non-routine proposals.

We believe that Proposal 1 is considered a non-routine matter under applicable rules. Accordingly, brokers or other nominees cannot vote on this proposal without instructions from beneficial owners. Only votes “FOR” will affect the outcome of the vote on Proposal 1. As such, broker non-votes will not affect the outcome of the vote on Proposal 1.

We believe that, under applicable rules, Proposal 2 and Proposal 3 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, we do not expect to receive any broker non-votes with respect to Proposal 2 and Proposal 3. As such, broker non-votes will not affect the outcome of the vote on Proposal 2 and Proposal 3.

We believe that Proposal 4 is considered a non-routine matter under applicable rules. Accordingly, brokers or other nominees cannot vote on this proposal without instructions from beneficial owners. Broker non-votes will have the same effect as a vote “Against” Proposal 4.

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Q.	HOW ARE ABSTENTIONS COUNTED?

A.	If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes with respect to a proposal, but they will not be voted on any matter at the Meeting.

With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will not affect the outcome of the vote on Proposal 1.

With regard to Proposal 2, abstentions will not affect the outcome of the vote on Proposal 2.

With regard to Proposal 3, abstentions will have the same effect as a vote “Against” Proposal 3.

With regard to Proposal 4, abstentions will have the same effect as a vote “Against” Proposal 4.

Q.	ARE DISSENTERS’ RIGHTS AVAILABLE WITH RESPECT TO ANY OF THE PROPOSALS TO BE VOTED ON AT THE MEETING?

A. Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?

A. If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

Q.	CAN I CHANGE MY MIND AFTER I RETURN MY PROXY?

A.	Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the Company’s Secretary, by submitting another proxy with a later date by mail or by Internet or by attending the Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with your bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q.	WHO IS SOLICITING MY VOTE AND WHO IS PAYING THE COSTS?

A.	Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials and this Proxy Statement, as applicable.

Q.	IS THERE A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING?

A.	The names of stockholders entitled to vote at the Meeting will be available during ordinary business hours for at least 10 days prior to the Meeting at our principal executive offices at Stardust Power Inc., 15 E. Putnam Ave, Suite 378, Greenwich, CT 06830, by contacting our Director of Investor Relations.

Q.	HOW CAN I FIND OUT THE RESULTS OF THE VOTING?

A.	We intend to announce preliminary voting results at the Meeting and publish the final results in a Current Report on Form 8-K within four business days following the Meeting.

Q.	WHOM SHOULD I CONTACT IF I HAVE QUESTIONS?

A.	If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact our Investor Relations department at our principal executive offices as follows:

Investor Relations
Stardust Power Inc.
15 E. Putnam Ave, Suite 378
Greenwich, CT 06830
800-742-3095
Email: investor.relations@stardust-power.com

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PROPOSAL 1

ELECTION OF DIRECTORS

NOMINATION OF DIRECTORS

The Nominating and Corporate Governance Committee of the Board (the “Governance Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Governance Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Governance Committee believes that candidates for director should have certain minimum qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, and an ability to work collegially. In evaluating director nominees, the Governance Committee considers the following factors:

(1)	The appropriate size of the Board;
(2)	The Company’s needs with respect to the particular talents and experience of its directors
(3)	The ability of a potential director to serve on any committees of the Board; and
(4)	The knowledge, skills and experience of nominees, including experience in business, finance, engineering, mining, energy, technology, administration and/or public service.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance Committee also considers such other factors as it deems to be in the Company’s and its stockholders’ best interests, such as the independence requirements for board and committee membership under the Nasdaq Global Market (the “Nasdaq”) listing standards, the requirements for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by SEC rules. The Governance Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.

Pursuant to a stockholder agreement by and between the Company, Global Partner Sponsor II LLC, a Delaware limited liability company (the “Sponsor”); and Roshen Pujari (hereinafter, Roshan Pujari) and his affiliates, the Sponsor has the right to designate one nominee to the Board (the “Designation Right”) as long as certain criteria are satisfied. On December 12, 2024, the Sponsor designated Martyn Buttenshaw as its designated director. The Governance Committee recommends to the Board the nominees for election to the Board at each annual meeting subject to the Designation Right. See “Certain Relationships and Related Transactions, and Director Independence–Related-Party Transactions–Stockholder Agreement.”

The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Governance Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. The Governance Committee identifies the desired skills and experience of a new nominee and then uses its network and external resources to solicit and compile a list of eligible candidates.

The Governance Committee will consider stockholder recommendations of nominees for director to the Board that are properly submitted by a stockholder in accordance with the advance notice provisions in our Bylaws. Stockholders wishing to recommend a candidate may do so by sending a written notice to Stardust Power Inc., 15 E. Putnam Ave, Suite 378, Greenwich, CT 06830, Secretary, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate. See “Stockholders’ Proposals” for further information on proposing candidates for nomination to our Board.

Other than the Designation Right, there are no arrangements or understandings to our knowledge between any of our directors, nominees for directors or officers and any other person pursuant to which any director, nominee for director or officer was or is to be selected as a director, nominee or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

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The Board currently consists of seven directors. In connection with the Company no longer qualifying as a controlled company under Nasdaq rules and pursuant to our Certificate of Incorporation, our Board is no longer classified and all of our directors will be elected annually. The terms of office of each director do not expire until the annual meeting of stockholders held in 2026. The Governance Committee has recommended that, and the Board has nominated, each of the nominees named below, each of whom is currently serving as a director, be elected as a director for a one-year term expiring at the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, disqualification or removal.

NOMINEES TO OUR BOARD OF DIRECTORS

NAME	AGE	POSITION
Roshan Pujari	47	Chairman of the Board and Chief Executive Officer
Anupam Agarwal	43	Director
Martyn Buttenshaw	47	Independent Director
Charlotte Nangolo	43	Independent Director
Mark Rankin	46	Independent Director
Michael Earl Cornett Sr.	66	Independent Director
Sudhindra Kankanwadi	54	Independent Director

Roshan Pujari	Roshan Pujari has served as Chairman of the Board and as our Chief Executive Officer since the consummation of the Business Combination in July 2024. Prior to the Business Combination, Mr. Pujari co-founded Stardust Power and served as Chief Executive Officer of the Company from its inception in March 2023. In his role as Chief Executive Officer of Stardust Power, he is responsible for developing and executing strategy, operations, key hires and financing. Mr. Pujari is a highly seasoned chief executive officer. Mr. Pujari has over 20 years of experience in investments and transactions, and has demonstrated expertise and deep domain knowledge in new company formation and fund raising. He is highly skilled in dealmaking, identifying niche opportunities and leading them to successful ventures. Prior to co-founding Stardust Power, Mr. Pujari founded VIKASA Capital LLC in 2012, and then organized as VIKASA Capital Inc. in 2021, as a diversified investment firm investing into global markets and clean energy. Mr. Pujari led the firm’s clean energy practice where he developed a deep understanding of lithium. He is also a philanthropist, having founded the Pujari Foundation, a 501(c)(3) non-profit organization, to promote the interests of education, arts, and community around the globe. Mr. Pujari has served on numerous philanthropic boards and served as a Governor’s appointee to the Oklahoma Arts Council. He served as trustee for the Heritage Hall School from 2017 to 2021, his alma mater. Mr. Pujari attended the University of Redlands in California, where he majored in both History and Government, and was in the honor society in both majors. Mr. Pujari also has a diploma from Heritage Hall, Oklahoma, where he was awarded “Top Speaker” in the National Tournament in 1995.

We believe that Mr. Pujari is qualified to serve on the Board because of his extensive experience in strategic, financial and transaction advisory roles, as well as domain knowledge in clean energy, having served in leadership positions throughout his career.

Anupam Agarwal	Anupam Agarwal has served as a member of the Board and our VP Finance since the consummation of the Business Combination. Prior to the Business Combination, Mr. Agarwal served as the Company’s Senior Director of Finance and Accounts from its inception in March 2023. He brings over two decades of experience in advising multinational corporations on strategic matters and assisting organizations in their growth initiatives. Mr. Agarwal worked for VIKASA Capital Inc. as Director, Finance from 2019 to 2023. He began his career as a Project Manager at Gammon India, where he served from 2004 to 2007, executing various infrastructure and renewable projects, and later worked with EY (UAE), Edelweiss (Investment Banking) and KPMG, advising global clients and government agencies on due diligence, M&A, fundraising and strategic and deal advisory. While at KPMG, his notable experiences include advising on project bidding for a large independent power producer company and providing buy-side advisory services for large transactions, including acquisitions by large construction companies and airport operators. At Edelweiss, he advised on sell-side projects for infrastructure transportation and solar engineering, procurement and construction. Later as an independent advisor, he advised on strategic growth for an educational technology company, and also served as a board advisor to an infrastructure company. Mr. Agarwal holds a Master’s in Management Studies (MMS) from Mumbai University.

We believe that Mr. Agarwal is qualified to serve on the Board because of his extensive experience in infrastructure and renewable projects as well as his finance and accounting experience.

Martyn Buttenshaw	Martyn Buttenshaw has served as a member of the Board since December 2024. Mr. Buttenshaw has served as the Chief Executive Officer of Mackay Precious Metals Inc., a precious metals exploration company, since June 2023. Additionally, Mr. Buttenshaw has served primarily as a non-executive director for Ranchero Gold Corp. (formerly Melior Resources Inc.), an exploration and development stage company, since March 2014, and has served in an executive capacity with the company between August 2019 and October 2021 and since January 2023. From August 2021 to February 2024, Mr. Buttenshaw served as the Chairman of Atacama Copper Corp., a Chile-focused copper exploration company. From January 2020 to December 2020, Mr. Buttenshaw served as Operating Partner at Antarctica Capital where he was responsible for managing investments in the metals and minerals sector, with a particular focus upon the raw materials supply chain for the electric vehicle and renewable energy sectors. Prior to his time at Antarctica, Mr. Buttenshaw was a Managing Director at Pala Investments, a metals and minerals focused private equity firm, beginning in January 2010. From August 2007 to December 2009, Mr. Buttenshaw held senior roles at Anglo American in business development and M&A and from August 2000 to July 2005, served as a senior mining engineer with Rio Tinto. Mr. Buttenshaw is a Chartered Engineer, and graduated with a Master’s of Engineering from Imperial College London in 1999 and a Master of Business Administration with distinction from the London Business School in 2007.

We believe that Mr. Buttenshaw is qualified to serve on the Board because of his extensive experience and expertise in the metals and minerals sector, including regarding the raw materials supply chain for the electric vehicle and renewable energy sectors, as well as his expertise in finance and management.

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Charlotte Nangolo	Charlotte Nangolo has served as a member of the Board since the consummation of the Business Combination in July 2024. Ms. Nangolo is a mining engineer with a demonstrated history of working in the mining and metals industry for over 15 years, ranging from operations to consulting in business improvement, cost estimation, and financial modeling of mining projects. In addition, she has financial markets experience as a mining research analyst where she focused on financial modeling and research. She is the founder of Minerals of Africa Pty Ltd (“MOAPL”), a mining company with a focus on exploration activities of critical minerals in Africa. MOAPL is currently focused on lithium in Namibia with a strategy to expand into the rest of the African continent. Ms. Nangolo has served as a Senior Consultant (Mining Technical/Corporate) since November 2021 at CSA Global, an ERM Group company, with a focus on critical mineral projects across the globe with lithium projects being the main target in the last two years. Her previous experience includes roles as a Senior Consultant (Mining) at SRK Consulting from September 2020 to November 2021, Senior Mining Engineer at AMC Consultants from February 2018 to September 2020, Senior Mining Engineer at SIMEC Mining from June 2012 to April 2016, Consultant (Mining) at XSTRACT Consultants from July 2011 to June 2012, Associate Lecturer/Postgraduate Student at the University of the Witwatersrand from January 2010 to June 2011, Mining Engineer at Rio Tinto in Australia from February 2008 to December 2009 and Graduate Mining Engineer/ Short Term Planning Engineer at AngloGold Ashanti from January 2005 to January 2008. Ms. Nangolo has been an advisory board member to Pamwe Royalties & Streaming (Pty) Ltd. (“Pamwe”), since October 2021, with a focus on the medium to small-scale royalty space in the mining industry. Pamwe is Africa’s only metals royalty and streaming company focused company headquartered in Namibia. She gives back to the industry through an informal mentorship program for young mining professionals and mining students in Africa. Ms. Nangolo earned her Master of Science and Bachelor of Science degrees in mining engineering and mineral economics degrees from the University of the Witwatersrand, South Africa.

We believe that Ms. Nangolo is qualified to serve on the Board because of her extensive experience in lithium, mining, mining technology as well as financial consulting and research in the mining space.

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Mark Rankin	Mark Rankin has served as a member of the Board since the consummation of the Business Combination in July 2024. Mr. Rankin currently serves as a part-time Assistant Controller at RKI Energy Resources, LLC in Oklahoma City, where he previously worked as the Assistant Controller from June 2017 to December 2021 and completed project-based work. Prior to RKI he worked at WPX Energy as an Operations Accounting Manager and at RKI Exploration & Production, LLC in roles ranging from Senior Staff Accountant to Operations Accounting Manager. Mr. Rankin’s responsibilities have included financial statement preparation, income and expense analysis, cost accrual, and managing payable/receivable systems. Additionally, he served as an Accounting Supervisor/Office Manager at I-35 Auto mall/Dealers Finance, further refining his skills in accounts receivable, payroll and financial review. Mr. Rankin received his Bachelor of Business Administration in Accounting from Oklahoma Christian University, where he graduated with honors.

We believe that Mr. Rankin is qualified to serve on the Board because of his extensive experience in accounting and financial management.

Michael Earl Cornett Sr.	Michael Earl Cornett Sr. has served as a member of the Board since the consummation of the Business Combination in July 2024. He is a distinguished American public servant and business consultant. Mr. Cornett has dedicated his life to journalism, education, business and public service. Starting his professional journey as a journalist, Mr. Cornett worked in the field from 1980 to 1999. After nearly two decades in journalism, he transitioned into academia, serving as a full-time college professor at the University of Oklahoma from 1999 to 2000. In 1999, Mr. Cornett founded Mick Cornett Inc., a business consulting firm where he serves as President. His commitment to public service is evident through his tenure as a member of the City Council of Oklahoma City from 2001 to 2004. He was then elected as the Mayor of Oklahoma City, a position he held from 2004 to 2018. During his time as mayor, Mr. Cornett played a pivotal role in the city’s development and transformation, earning recognition for his leadership and vision. Since 2019, he has been a board member of IBC Bank, and in 2023, he joined the board of Rees Architecture. Mr. Cornett earned his bachelor’s degree in journalism from the University of Oklahoma in 1981 and obtained an MBA from New York University in 2011.

We believe that Mr. Cornett is qualified to serve on the Board because of his extensive public service and experience in business consulting.

Sudhindra Kankanwadi	Sudhindra Kankanwadi has served as a member of the Board since the consummation of the Business Combination in July 2024. Mr. Kankanwadi has served as Senior Vice President Finance and Chief Accounting Officer at Synopsys, Inc. since 2015. In his role at Synopsys, Mr. Kankanwadi has scaled his organization by expanding the shared services team, implementing new financial technology platforms and leading the digital finance strategy and implementation for the organization. He was also a member of the AICPA task force for the software industry, contributing to the development of implementation guides for new revenue rules. Earlier in his career, Mr. Kankanwadi worked with KPMG, serving various large multinational companies in the United States and India. He led audit and advisory teams for IPO listings and spent time at the Global Center developing worldwide audit methodologies. Mr. Kankanwadi holds a Bachelor of Commerce from Karnataka University and is a Fellow Chartered Accountant, accredited by the Institute of Chartered Accountants of India. He is also a Certified Public Accountant (CPA) with an active license from the California Board of Accountancy. He also serves as a lecturer teaching advanced accounting at the University of California, Santa Cruz.

We believe that Mr. Kankanwadi is qualified to serve on the Board because of his extensive financial background and advisory experience.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

Directors are elected by a plurality of the votes cast at the Meeting. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors. In other words, because there are no other nominees for election as directors other than the persons named in the enclosed proxy card, and assuming each of those persons receives at least one vote, all such directors will be re-elected to our Board, provided that a quorum is present at the Meeting. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.

Only votes “FOR” will affect the outcome of this proposal. Broker non-votes and withheld votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL 1.

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has selected KNAV CPA LLP (“KNAV”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the 2025 annual meeting of stockholders.

The Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers the proposal for stockholders to ratify such selection to be an opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. If our stockholders do not ratify this selection, the Board will reconsider its selection of KNAV and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

WithumSmith+Brown, PC audited GPAC II’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022. KNAV audited Stardust Power’s consolidated financial statements for the fiscal year ended December 31, 2024. We expect representatives from KNAV to be present at the Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The following table summarizes the fees billed to us by KNAV for the fiscal year ended December 31, 2024. All fees described below were pre-approved by the Audit Committee:

FEE CATEGORY	2024	2023
Audit Fees(1)	$62,400	-
Audit-Related Fees(2)	$10,920	-
Tax Fees	$-	-
All Other Fees	$-	-

(1)	Audit fees consist of amounts billed for professional services for audit and quarterly reviews of our financial statements, and other statutory and regulatory filings.
(2)	All other fees consists of amounts billed for professional services for auditor consents for filing of SEC Forms S-8 and S-1.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 17, 2024, the Board approved the dismissal of Withum as the Company’s independent registered public accounting firm on the recommendation of the Audit Committee. Withum had served as the Company’s independent registered public accounting firm since the Business Combination and, prior to the consummation of the Business Combination, of GPAC II since 2020. Also on September 17, 2024, the Board approved the engagement of KNAV as the Company’s independent registered public accounting firm on the recommendation of the Audit Committee.

The reports of Withum on GPAC II’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope of accounting principles, with the exception of providing a qualification as to GPAC II’s ability to continue as a going concern.

During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through September 17, 2024, there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through September 17, 2024, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

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The Company provided Withum with a copy of the disclosures regarding its dismissal reproduced in this Proxy Statement and received a letter from Withum addressed to the SEC stating that it agreed with the above statements. The letter was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on September 20, 2024.

During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through September 17, 2024, neither GPAC II (prior to the consummation of the Business Combination) nor the Company (after the consummation of the Business Combination) consulted with KNAV regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided that KNAV concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K), dated May 22, 2024 (as further amended).

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee must pre-approve all audit and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to and in accordance with the Exchange Act and the Committee’s pre-approval policy. The Audit Committee establishes its policies and procedures for pre-approval of permitted service in compliance with applicable SEC rules and reviews such policies and procedures at least quarterly. Under its pre-approval policy, the Audit Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm. There were no non-audit services provided during the year ended December 31, 2024.

All fees that were incurred as described in the table above for the fiscal year ended December 31, 2024 were pre-approved by the Audit Committee.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

Approval of this proposal requires a majority of the votes cast, whether in person or by proxy.

Abstentions and broker non-votes, if any, will not affect the outcome of Proposal 2. We do not currently expect any broker non-votes on Proposal 2. If you submit your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KNAV AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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PROPOSAL 3

REVERSE STOCK SPLIT

The Board has unanimously approved, and is recommending that our stockholders approve, proposed amendments to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of all of the issued and outstanding shares of our Common Stock at a ratio of between one-for-10 (1:10) and one-for-100 (1:100) (inclusive), with such ratio to be determined at the sole discretion of our Board and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by our Board in its sole discretion. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. However, the text of the proposed amendments is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to effect the proposed amendment of our Certificate of Incorporation.

By approving this proposal, stockholders will approve a series of amendments to our Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including 10 and 100 would be combined into one share of our Common Stock, and authorize the Board to file only one such amendment, as determined by our Board in the manner described herein, and to abandon each amendment not selected by the Board. Our Board believes that stockholder approval of amendments granting the Board this discretion, rather than approval of a specified stock split ratio, provides the Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. The Board may effect only one Reverse Stock Split as a result of this authorization. The Board may also elect not to do any Reverse Stock Split. The Reverse Stock Split will take effect, if at all, only after it is (i) approved by the affirmative vote of a majority of the shares of outstanding Common Stock present or represented by proxy and entitled to vote on the matter, (ii) is deemed by the Board to be in the best interests of the Company and its stockholders, and (iii) after filing the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. If the Certificate of Amendment is filed with the Secretary of State of the State of Delaware, the Certificate of Amendment will effect the Reverse Stock Split by reducing the outstanding number of shares of the Common Stock by the ratio to be determined by the Board, but will not increase the par value of the Common Stock. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.

BACKGROUND

Our Common Stock is currently listed on the Nasdaq under the symbol “SDST.” In order for our Common Stock to continue to be listed on the Nasdaq, we must satisfy various listing maintenance standards established by the Nasdaq. We are currently not in full compliance with the continued listing standards of the Nasdaq, and we may not be able to regain full compliance with the Nasdaq’s continued listing standards in the future.

On March 18, March 19 and April 3, 2025, the Company received deficiency letters (each a “Notice” and together, the “Notices”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC notifying the Company that the listing of the Common Stock was not in compliance with Nasdaq Listing Rule 5450(a)(1) (the “Minimum Price Rule”), Rule 5450(b)(2)(C) (the “Minimum Market Value of Publicly Held Shares Rule”), and Rule 5450(b)(2)(A) (the “Market Value of Listed Securities Rule”) for continued listing on the Nasdaq, as the minimum bid price of the Common Stock closed below $1.00 per share for the previous 30 consecutive business days, the minimum market value of publicly held shares of the Company’s Common Stock was below the minimum $15 million requirement for the previous 30 consecutive business days, and the minimum market value of the Company’s listed securities closed below $50,000,000 for the previous 30 consecutive business days.

To regain compliance with the Minimum Price Rule, during the 180-day compliance period, the minimum bid price of the Company’s listed securities must close at $1.00 per share or more for a minimum of 10 consecutive business days. To regain compliance with the Minimum Market Value of Publicly Held Shares Rule, during the 180-day compliance period, the Company must maintain $15 million or more market value of publicly held shares for a minimum of 10 consecutive business days. To regain compliance with the Market Value of Listed Securities Rule, during the 180-day compliance period, the Company’s market value of listed securities must close above $50,000,000 or more for a minimum of 10 consecutive business days. If compliance is not achieved with the Minimum Price Rule and the Minimum Market Value of Publicly Held Shares Rule by September 15, 2025 and with the Market Value of Listed Securities Rule by September 30, 2025, Nasdaq will provide written notification to the Company that its securities are subject to delisting. At such time, the Company may appeal the delisting determination to a Hearings Panel.

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Under Nasdaq rules, if the Company’s Common Stock is delisted then the Company’s Warrants would be delisted in connection with the delisting of the Common Stock. If the Company’s securities are delisted from the Nasdaq, it could be more difficult to buy and sell our Common Stock and Warrants or to obtain accurate quotations, and the price of our Common Stock and Warrants could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under its outstanding agreements or securities. Further, even if we are able to regain compliance with Nasdaq listing requirements, there is no guarantee that we will be able to maintain our listing for any period of time.

Delisting from the Nasdaq could also result in negative publicity. Further, if we are delisted, we would also incur additional costs under state blue sky laws in connection with any sales of our securities. These requirements could severely limit the market liquidity of our Common Stock or Warrants and the ability of our stockholders to sell our Common Stock or Warrants in the secondary market. If our Common stock or Warrants are delisted by the Nasdaq, our Common Stock or Warrants may be eligible to trade on an over-the-counter quotation system, such as the OTCQB Market, where an investor may find it more difficult to sell our securities or obtain accurate quotations as to the market value of our Common Stock or Warrants. In the event our Common Stock or Warrants are delisted from the Nasdaq, we may not be able to list our Common Stock or Warrants on another national securities exchange or obtain quotation on an over-the counter quotation system.

REASONS FOR THE PROPOSED REVERSE STOCK SPLIT

The Board’s primary objective in proposing the Reverse Stock Split is to raise the per share trading price of our Common Stock to regain compliance with the Minimum Price Rule. The Board believes that the Reverse Stock Split will result in a higher per share trading price, which is intended to enable us to maintain the listing of our Common Stock on the Nasdaq.

The Board believes that maintaining the listing of our Common Stock on the Nasdaq may be in the best interests of the Company and our stockholders. If our Common Stock were delisted from the Nasdaq, the Board believes that such delisting may adversely affect the market liquidity of our Common Stock, decrease the market price of our Common Stock, adversely affect our ability to obtain financing for the continuation of our operations and result in the loss of confidence in our company.

If the Reverse Stock Split is approved by our stockholders and implemented by the Board, we expect to satisfy the Minimum Price Rule. However, despite the approval of the Reverse Stock Split by our stockholders and implementation by the Board, there can be no assurance that the Reverse Stock Split will result in our meeting and maintaining the Minimum Price Rule. The effect of the Reverse Stock Split upon the market price for our Common Stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our Common Stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split due to, among other reasons, our performance and other factors that may be unrelated to the number of shares outstanding. Our Common Stock could also be delisted from the Nasdaq due to our failure to comply with one or more other Nasdaq listing standards, including the Minimum Market Value of Publicly Held Shares Rule and the Market Value of Listed Securities Rule. We cannot be certain that we will ultimately be able to regain compliance with the Minimum Price Rule, Minimum Market Value of Publicly Held Shares Rule, Market Value of Listed Securities Rule or the other listing standards.

Our Board also believes that the expected increased market price per share of our Common Stock as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock. We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices. Investors may also be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks. However, the liquidity of our Common Stock may be harmed by the implementation of the Reverse Stock Split, given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the share price does not increase as a result thereof.

The failure to effect the Reverse Stock Split could have serious, adverse effects on us and our stockholders. If we do not meet the conditions set forth in the Notices, including achieving compliance with the Minimum Price Rule by September 15, 2025, we may be delisted from the Nasdaq. If the Nasdaq delists the Common Stock, our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and be avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.

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EFFECT ON OUTSTANDING COMMON STOCK AND AUTHORIZED COMMON STOCK

After the effective date of any Reverse Stock Split that the Board elects to implement, each stockholder will own a reduced number of shares of Common Stock. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of Common Stock. Any Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of the Common Stock will not be affected by a Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).

The following table illustrates the effects of a one-for-10, one-for-25, one-for-50, and one-for-100 Reverse Stock Split on our outstanding Common Stock as of April 16, 2025 (without giving effect to any adjustments for fractional shares):

EXAMPLES OF REVERSE SPLIT RATIO WITHIN DELEGATED RANGE	NUMBER OF SHARES ISSUED AND OUTSTANDING	NUMBER OF AUTHORIZED SHARES	PERCENTAGE OF AUTHORIZED COMMON STOCK
Current Shares	57,650,480	800,000,000	7.21%
1-for-10	5,765,048	800,000,000	0.72%
1-for-25	2,306,019	800,000,000	0.29%
1-for-50	1,153,009	800,000,000	0.14%
1-for-100	576,504	800,000,000	0.07%

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The amendment will not change the terms of our Common Stock. The shares of new Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split is not expected to affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended to have the effect of a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act. Following the Reverse Stock Split, our Common Stock will continue to be listed on the Nasdaq under the symbol “SDST,” although it will be considered a new listing with a new CUSIP number.

The Company does not have any issued or outstanding shares of preferred stock. The Reverse Stock Split will not impact the number of authorized shares of our preferred stock.

EFFECT ON OUTSTANDING EQUITY AWARDS

If the Reverse Stock Split is effected, the terms of equity awards granted under the Stardust Power 2024 Equity Incentive Plan (the “Stardust 2024 Plan”), including the number of shares delivered upon the vesting and settlement of a restricted stock unit or a performance share unit, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Stardust 2024 Plan, as well as any plan limits on the size of such grants, will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effect on Warrants

If the Reverse Stock Split is implemented, the number of shares of Common Stock issuable upon the exercise of our outstanding Warrants, will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual Warrants, on a per share basis, will be proportionally increased (i.e., the aggregate exercise price for all outstanding Warrants will be unaffected, but following a Reverse Stock Split such exercise price will apply to a reduced number of shares).

Cash Payment in Lieu of Fractional Shares

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If as a result of the Reverse Stock Split, a stockholder of record would otherwise hold a fractional share, the stockholder will receive a cash payment in lieu of the issuance of any such fractional share in an amount per share equal to the closing price per share on the Nasdaq on the trading day immediately preceding the effective date of the Reverse Stock Split (as adjusted to give effect to the Reverse Stock Split), without interest. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefore.

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By approving the amendment to our Certificate of Incorporation effecting the Reverse Stock Split, stockholders will be approving the combination of any whole number of issued shares of our Common Stock between and including 10 and 100 shares into one share of Common Stock.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The par value of the shares of our Common Stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of Common Stock outstanding.

Possible Disadvantages of Reverse Stock Split

Even though the Board believes that the potential advantages of the Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of the Reverse Stock Split:

●	The reduced number of outstanding shares of our Common Stock resulting from the Reverse Stock Split could adversely affect the liquidity of our Common Stock by reducing trading and the number of market makers for our Common Stock, particularly if the trading price of our Common Stock does not increase as a result.
●	Based on the experience of certain other companies that have effected reverse stock splits, the Reverse Stock Split could result in a devaluation of our market capitalization, if the trading price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, and the trading price of our Common Stock, on an actual or an as-adjusted basis. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.
●	The Reverse Stock Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Stock Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the Reverse Stock Split.
●	There can be no assurance that the market price per new share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly because some investors may view a reverse stock split negatively. For example, based on the closing market price of our Common Stock on April 15, 2025 of $0.6420 per share of Common Stock, if the stockholders approve this proposal and the Board selects and implements a Reverse Stock Split ratio of 1-for-10, there can be no assurance that the post-split market price of our Common Stock would remain $6.42 per share or greater. Accordingly, the total market capitalization of our Common Stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.
●	While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.
●	If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. The market price of our Common Stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

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Possible Anti-Takeover Effects

If stockholders approve the Reverse Stock Split and the Board implements the Reverse Stock Split, the Reverse Stock Split could have anti-takeover effects because it would result in a proportional increase in the number of authorized shares of capital stock relative to the number of shares of capital stock outstanding after effecting the Reverse Stock Split. A relative increase in the number of our authorized shares of capital stock could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means.

The issuance of capital stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares of capital stock entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive stockholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that the attempt could cause. Moreover, the issuance of capital stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if the change were favorable to stockholders generally. However, this anti-takeover effect is not the purpose or intent of our Board. We have no present intent to use the relative increase in the number of authorized but unissued shares of capital stock for anti-takeover purposes. The Board has no present intent to authorize the issuance of additional shares of capital stock to discourage efforts to obtain control of the Company if they were to arise.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Stock Split, the Reverse Stock Split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. Even if the Reverse Stock Split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the Reverse Stock Split. Upon the filing of the amendment, all the old Common Stock will be converted into new Common Stock as set forth in the amendment.

As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of Common Stock electronically in book-entry form, your shares will be exchanged automatically into post-split shares without further action by you as soon as practicable after the effective time of the Reverse Stock Split. A transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares that you hold. Upon the implementation of the Reverse Stock Split, we intend to treat stockholders holding our shares in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholder whose shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our shares in “street name”. However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Beginning on the effective time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “Cash Payment in Lieu of Fractional Shares.”

Criteria to be Used for Decision to Apply the Reverse Stock Split

In determining whether to implement the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this Proposal 3, the Board may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our Common Stock;
●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;
●	the continued listing requirements for our Common Stock on the Nasdaq;
●	which Reverse Stock Split ratio would result in the least administrative cost to us; and
●	prevailing general market and economic conditions.

In the event that approval for the Reverse Stock Split is obtained, the Board will be authorized to proceed with the Reverse Stock Split. If an average closing share price of at least $1.00 occurs over a 10 consecutive business-day period ending prior to the Annual Meeting, resulting in the Company meeting the minimum bid price of $1 per share continued listing requirement, our Board may delay its decision to execute the Reverse Stock Split indefinitely. In that case, if at any time during the 12-month period following the Annual Meeting the average closing share price falls below $1.00 over any 30 business-day period and therefore fails to comply with the Minimum Price Rule, then the Reverse Stock Split may be executed as a cure for this condition.

The Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of our Certificate of Amendment, even if the Reverse Stock Split has been authorized by our stockholders. By voting in favor of the Reverse Stock Split, you are expressly authorizing the Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s or appraisal rights with respect to our proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split and we will not independently provide our stockholders with any such right.

INTERESTS OF CERTAIN PERSONS IN THIS PROPOSAL

When you consider our Board’s recommendation to vote in favor of this Proposal 3, you should be aware that certain of our directors and officers have an interest in this proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our directors and officers have interests in this proposal that are different from or greater than those of any of our other stockholders.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split that generally are expected to be applicable to U.S. Holders (as defined below) of our Common Stock who hold their common shares, both before and after the Reverse Stock Split, as capital assets within the meaning of Section 1221 of Internal Revenue Code of 1986, as amended (the “Code”) (generally property held for investment). This summary is based on provisions of the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed below.

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This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder. This discussion does not address the tax consequences which may apply to stockholders subject to special rules, such as financial institutions, insurance companies, tax-exempt organizations, dealers in securities, real estate investment trusts, regulated investment companies, stockholders who hold their pre-Reverse Stock Split shares through individual retirement or other tax-deferred accounts, stockholders who are not U.S. Holders (as defined below), stockholders who have a functional currency other than the U.S. dollar, partnerships, S corporations or other entities or arrangements classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our Common Stock through such entities), stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, conversion transaction or other integrated or risk reduction transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code or Section 1244 stock for purposes of Section 1244 of the Code, stockholders who acquired their Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, or stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation.

In addition, this summary does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split; (b) any U.S. federal non-income tax consequences of the Reverse Stock Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Stock Split; (d) the application of the alternative minimum tax, the Medicare contribution tax on net investment income, or the special tax accounting rules under Section 451(b) of the Code; or (e) tax consequences to holders of options, warrants or similar rights to acquire our Common Stock. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our Common Stock that is any of the following:

●	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;
●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. In general, the U.S. federal income tax consequences of a Reverse Stock Split will vary depending upon whether a U.S. Holder receives cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for its pre-Reverse Stock Split shares of Common Stock. A U.S. Holder that receives solely a reduced number of shares of Common Stock generally will not recognize gain or loss in the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the reduced number of shares of Common Stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of Common Stock and such U.S. Holder’s holding period in the reduced number of shares will include the holding period in its pre-Reverse Stock Split shares of Common Stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of Common Stock were acquired at different times or at different prices.

No gain or loss will be recognized by the Company as a result of the proposed Reverse Stock Split.

Cash in Lieu of Fractional Shares

A U.S. Holder that receives cash in lieu of a fractional share as a result of the Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by the Company, and generally should recognize gain or loss equal to the difference, if any, between the amount of cash received in lieu of fractional shares and the stockholder’s adjusted basis allocable to the fractional share interests. Such gain or loss will be a long-term capital gain or loss if the pre-Reverse Stock Split shares were held for more than one year. Long-term capital gains of individuals are generally subject to tax at reduced rates. There are limitations on the deductibility of capital losses under the Code. A U.S. Holder’s aggregate tax basis in the reduced number of shares of Common Stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of Common Stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash, and the holding period of the reduced number of shares of Common Stock received should include the holding period of the pre-Reverse Stock Split shares of Common Stock exchanged. However, special rules may apply to cause all or a portion of the cash received in lieu of a fractional share of our common stock to be treated as dividend income with respect to certain U.S. Holders who own more than a minimal amount of our Common Stock or who exercise some control over the affairs of the Company. U.S. Holders are urged to consult their tax advisors regarding the U.S. federal income tax consequences of receiving cash in lieu of fractional shares based on their particular circumstances.

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Information Reporting and Backup Withholding

A holder of shares of Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each holder of shares of Common Stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the Internal Revenue Service. Holders of shares of Common Stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our Common Stock should consult their own tax advisors as to the specific tax consequences of the Reverse Stock Split for them, including record retention and tax-reporting requirements, and the applicability and effect of any U.S. federal, state, local and non-U.S. tax laws.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote on the matter will be required to approve the amendment of our Certificate of Incorporation to effect a Reverse Stock Split of our Common Stock at a ratio in the range of one-for-10 to one-for-100, such ratio to be determined in the discretion of our Board. Abstentions by holders of Common Stock will have the same effect as votes against the Reverse Stock Split Proposal.

We do not currently expect any broker non-votes on Proposal 3. If you submit your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL 4

APPROVAL OF ISSUANCE OF COMMON STOCK UPON EXERCISE OF CERTAIN WARRANTS IN ACCORDANCE WITH THE NASDAQ LISTING RULE 5635(d)

We are asking stockholders to approve the issuance of the shares of our common stock underlying the New Warrants (such shares, the “New Shares”), in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

Warrant Issuance

On March 16, 2025, we entered into a warrant exercise inducement offer letter agreement (the “Inducement Letter”) with certain holders (the “Holders”) of outstanding Common Stock purchase warrants exercisable for up to an aggregate of 4,792,000 shares of Company’s common stock, (the “Existing Warrants”). The Existing Warrants would have expired in 2030 and would have been exercisable at a price of $1.30 per share of common stock

Pursuant to the Inducement Letter, the Holders agreed to exercise the Existing Warrants for cash at a reduced exercise price of $0.62 per share in consideration of the Company’s agreement to issue to the Exercising Holder a new common stock purchase warrant, to purchase up to 9,584,000 shares of common stock (the “Inducement Warrants,” and the shares issuable upon exercise of the Inducement Warrants, the “Inducement Warrant Shares”) with an exercise term of five years from the initial exercise date. The initial exercise date of the Inducement Warrants is the Stockholder Approval Date (as defined below), and the exercise price thereof is $0.70 per share. If all of the Inducement Warrants are exercised in full, the Company will receive aggregate gross proceeds of approximately $6.7 million.

The issuance of the Inducement Warrant Shares is subject to stockholder approval in accordance with Nasdaq Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Stockholder Approval” and the date on which Stockholder Approval is received and deemed effective, the “Stockholder Approval Date”). We agreed to convene a stockholders’ meeting on or before the 120th day following the closing of the warrant inducement transaction to approve the issuance of the Inducement Warrant Shares upon exercise of the Inducement Warrants, if required, with the recommendation of our board of directors that such proposal be approved.

We agreed to file a registration statement on Form S-1 on or before the forty-fifth (45th) day following the entry into the warrant inducement transaction, and to use commercially reasonable efforts to have such registration statement declared effective by the SEC within ninety (90) calendar days after the Closing Date (or one hundred twenty (120) days following the Closing Date in the event there is a “full review” of the resale registration statement by the SEC). Pursuant to the Inducement Letter, the Company shall keep such registration statement effective at all times until no holder of the Inducement Warrants owns any Inducement Warrants or Inducement Warrant Shares.

The summary of the terms of the Inducement Warrants above is qualified in its entirety by reference to the copy of the form of the Inducement Warrant, which is included herewith as Annex A, and incorporated herein by reference. You should read this summary together with the form evidencing the Inducement Warrants.

Stockholder Approval

As described above, pursuant to the Inducement Letter, we agreed to hold a meeting of stockholders on or before the 120th day following the closing of the warrant inducement transaction to obtain Stockholder Approval. The recommendation of our board of directors is that such proposal be approved, we are soliciting proxies from our stockholders in connection therewith. If we do not obtain Stockholder Approval at the annual stockholder Meeting, we are required to call a meeting of stockholders every 90 days thereafter to seek Stockholder Approval until the earlier of the date that Stockholder Approval is obtained or the Inducement Warrants are no longer outstanding.

A vote in favor of this Proposal No. 4 is a vote “FOR” approval of the issuance of the Inducement Warrant Shares upon exercise of the Inducement Warrants issued under the terms of the Inducement Letter. The exercise of the Inducement Warrants, in their entirety, could result in the issuance of 20% or more of our common stock outstanding as of March 16, 2024, the date that we issued the Inducement Warrants.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

The Inducement Warrants were issued in connection with the exercise of the Existing Warrants pursuant to the terms of the Inducement Letter (as further described above) but were not and are not exercisable at all prior to Stockholder Approval. Accordingly, because the Inducement Warrant Shares issuable upon exercise of the Inducement Warrants issued under the Inducement Letter total more than 19.99% of our outstanding shares of common stock on the date the Inducement Warrants were issued, and because the Inducement Warrants further have anti-dilutive rights, we are seeking stockholder approval of this proposal in respect of the issuance of the shares of common stock upon the exercise of the Inducement Warrants pursuant to Nasdaq Listing Rule 5635(d).

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon exercise of the Inducement Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the Inducement Warrant Shares. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the Inducement Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the Inducement Warrant Shares could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

If the Inducement Warrants are exercised in full for cash, a total of 9,584,000 shares of common stock will be issuable to the Holder of the Inducement Warrants and this dilutive effect may be material to current stockholders of the Company.

Risks Related to the Inducement Warrants

Provisions of the Inducement Warrants could discourage an acquisition of us by a third party.

Certain provisions of the Inducement Warrants could make it more difficult or expensive for a third party to acquire us. The Inducement Warrants prohibit us from engaging in certain transactions constituting “fundamental transactions” unless, in certain situations and among other things, the surviving entity assumes our obligations under the Inducement Warrants. Further, the Inducement Warrants provide that, in the event of certain transactions constituting “fundamental transactions,” with some exceptions, holders of such warrants will have the right, at their option, to receive from us or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of our common stock in the fundamental transaction in the amount of the Black Scholes value (as described in such warrants) of the unexercised portion of the applicable Inducement Warrants on the date of the consummation of the fundamental transaction. These and other provisions of the Inducement Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our common stock.

The Inducement Warrants may be accounted for as liabilities and the changes in value of such Inducement Warrants may have a material effect on our financial results.

We are currently evaluating the terms of the Inducement Warrants. It is possible that we and/or our auditors will conclude that, because of the terms of such Inducement Warrants, such Inducement Warrants should be accounted for as liability instruments. As a result, we would be required to classify the Inducement Warrants as liabilities. Under the liability accounting treatment, we would be required to measure the fair value of these instruments at the end of each reporting period and recognize changes in the fair value from the prior period in our operating results for the current period. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly based on factors that are outside our control. In the event the Inducement Warrants are required to be accounted for under liability accounting treatment, we will recognize noncash gains or losses due to the quarterly fair valuation of these warrants, which could be material. The impact of changes in fair value on our financial results may have an adverse effect on the market price of our common stock and/or our stockholders’ equity, which may make it harder for us to, or prevent us from, meeting the continued listing standards of Nasdaq.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4 TO AUTHORIZE THE ISSUANCE OF THE INDUCEMENT SHARES UPON EXERCISE OF THE INDUCEMENT WARRANTS ISSUED UNDER THE TERMS OF THE INDUCEMENT LETTER AND PURSUANT TO NASDAQ LISTING RULE 5635(d).

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BOARD MATTERS AND CORPORATE GOVERNANCE

BOARD AND STOCKHOLDER MEETINGS AND ATTENDANCE

The Board, which currently consists of seven directors, has responsibility for managing the business and affairs of the Company. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

The Business Combination was consummated on July 8, 2024. Our current Board was appointed and committees of the Board were established following the Business Combination. Given the timing of the consummation of the Business Combination, our Board met one time, the Audit Committee met two times, the Governance Committee met one time, and the compensation committee of the Board (the “Compensation Committee”) met one time during the fiscal year ended December 31, 2024, all since the closing of the Business Combination (the “Closing”). All of our directors attended 75% or more of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. Directors are expected to attend annual meetings of stockholders. This is our first annual meeting of stockholders following the Business Combination.

BOARD COMPOSITION AND ELECTION OF DIRECTORS

Director Independence

Nasdaq listing standards generally require that a majority of the members of the Board be independent. Under the rules of the Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based on information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that Mr. Buttenshaw, Ms. Nangolo, Mr. Cornett, Mr. Kankanwadi and Mr. Rankin are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements of the Nasdaq. There are no family relationships among any of our directors or executive officers.

Controlled Company Exemption

As of April 16, 2025, Mr. Pujari no longer beneficially owns at least 50% of our Common Stock. Accordingly, we are no longer a controlled company under Nasdaq rules. A company that has ceased to be a controlled company is permitted to phase in its independent nomination and compensation committees and majority independent board on the same schedule as companies listing in conjunction with their initial public offerings. Although the Company is permitted a transition period to phase into the new corporate governance requirements applicable to non-controlled companies, as of the consummation of the Business Combination on July 8, 2024, a majority of our Board consisted entirely of independent directors and our Audit, Compensation and Nominating and Corporate Governance Committees consist entirely of independent directors under Nasdaq rules. In connection with the Company no longer qualifying as a controlled company under Nasdaq rules and pursuant to our Certificate of Incorporation, our Board is no longer classified and all of our directors will be elected annually.

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Board Committees

Our Board has established three standing committees - the Audit Committee, the Compensation Committee, and the Governance Committee - each of which operates under a charter that has been approved by our Board. The following table provides information for the current membership for each of the committees of the Board:

NAME	POSITION	AUDIT COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE COMMITTEE
Roshan Pujari	Chairman of the Board and Chief Executive Officer
Martyn Buttenshaw	Independent Director
Charlotte Nangolo	Independent Director	*	*
Michael Earl Cornett Sr.	Independent Director			C
Sudhindra Kankanwadi	Independent Director	C		*
Anupam Agarwal	Director
Mark Rankin	Independent Director	*	C
C Chair
* Member

Audit Committee

Our Audit Committee consists of Mr. Kankanwadi, Ms. Nangolo and Mr. Rankin, with Mr. Kankanwadi serving as the chair of the Audit Committee. Each member of the Audit Committee is independent under the rules of the SEC and financially literate, and the Board has determined that Mr. Kankanwadi qualifies as an “audit committee financial expert” as defined in applicable SEC rules. This Audit Committee’s primary responsibility is to oversee the Company’s accounting and financial reporting practices and the audits of the Company on behalf of the Board and report the results of its activities to the Board. The Audit Committee’s other responsibilities include:

●	appointing, compensating, retaining, evaluating, terminating and overseeing the Company’s independent accountants;
●	pre-approving all audit and permitted non-audit services (including the fees and terms thereof) to be performed by the Company’s independent accountants;
●	reviewing and discussing the quality and integrity of the Company’s financial statements and accounting and financial reporting with the Company’s management and independent accountants;
●	reviewing any significant issues that arise regarding the Company’s financial statements with the full Board;
●	discussing with management and the independent accountants the adequacy and effectiveness of the Company’s accounting and financial controls, including the Company’s system to monitor financial risk, and its legal and ethical compliance programs;
●	establishing procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal accounting controls or auditing or related matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;
●	preparing the audit committee report included in the Company’s annual proxy statement and any other reports or disclosures required by the rules of the SEC;
●	Reviewing and discussing the functions of the Company’s internal audit department with the independent accountants and approving said functions;
●	Reviewing, approving and overseeing related party transactions;
●	annually reviewing and evaluating the performance of the Audit Committee and periodically reviewing the adequacy of the Audit Committee’s charter.

The purpose and responsibilities of our Audit Committee are set forth in the Audit Committee Charter adopted by our Board on July 8, 2024. The Audit Committee Charter is available on the Company’s website at https://investors.stardust-power.com/corporate-governance/governance-overview.

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Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and effectiveness of the Company’s internal control over financial reporting, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has discussed with the Company’s independent registered public accounting firm its independence from management and the Company, has received from the Company’s independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has considered the compatibility of non-audit services with the auditor’s independence.

The Audit Committee met with the Company’s independent registered public accounting firm to discuss the overall scope of its services, the results of its audit and reviews and the overall quality of the Company’s financial reporting. The Company’s independent registered public accounting firm also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with the Company’s independent registered public accounting firm were held both with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The Audit Committee and the Board also have recommended that the ratification of the appointment of KNAV CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 be submitted as a proposal at the Meeting.

The Audit Committee periodically reviews and assesses the adequacy of its charter. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter as it may deem necessary or appropriate.

Respectfully submitted,

The Audit Committee of the Board of Directors
Sudhindra Kankanwadi (Chair)
Charlotte Nangolo
Mark Rankin

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC, and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee

Our Compensation Committee consists of Mr. Rankin and Ms. Nangolo, with Mr. Rankin serving as the chair of the Compensation Committee. Each member of the Compensation Committee qualifies as (i) an independent director under the Nasdaq listing standards and (ii) a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee reviews and approves, or recommends that our Board approve, the compensation of Stardust Power’s chief executive officer, reviews and recommends to the Board the compensation of Stardust Power’s non-employee directors, review and approve, or recommend that the Board approve, the terms of compensatory arrangements with Stardust Power’s executive officers and underlying compensation strategy and philosophy, administer Stardust Power’s incentive compensation and benefit plans, select and retain independent compensation consultants and assess whether any of Stardust Power’s compensation policies and programs has the potential to encourage excessive risk-taking. The purpose and responsibilities of our Compensation Committee are set forth in the Compensation Committee Charter adopted by our Board on July 8, 2024.

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The purpose and responsibilities of our Compensation Committee are set forth in the Compensation Committee Charter adopted by our Board on July 8, 2024. The Compensation Committee Charter is available on the Company’s website at https://investors.stardust-power.com/corporate-governance/governance-overview.

The Compensation Committee may form and delegate authority to subcommittees from time to time as it sees fit, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Exchange Act, the Company’s corporate governance guidelines and the Nasdaq. The Compensation Committee also may, at its sole discretion, retain a compensation consultant, independent legal counsel or other advisors to assist the Compensation Committee in its responsibilities. The Compensation Committee engaged the services of Mercer (US) Inc. (“Mercer”) as the independent compensation consultant for the Compensation Committee to provide advice on executive compensation matters. Mercer did not provide any other services to Stardust Power or its management. The chairperson of the Compensation Committee may request that any officer, employee or advisor of the Company attend a meeting of the Compensation Committee or otherwise respond to Compensation Committee requests. However, the Compensation Committee must meet regularly without such individuals present, and in all cases, the CEO and other executive officers may not be present at meetings of the Compensation Committee at which their compensation or performance is discussed or determined.

Nominating and Corporate Governance Committee

Our Governance Committee consists of Mr. Cornett and Mr. Kankanwadi, with Mr. Cornett serving as the chair of the Nominating and Corporate Governance Committee. Each member of the Governance Committee qualifies as an independent director under the Nasdaq listing standards. Subject to the Designation Right, the Governance Committee identifies, evaluates and recommends qualified nominees to serve on the Board, considers and make recommendations to the Board regarding the composition of the Board and its committees and oversees Stardust Power’s internal corporate governance processes, maintains a management succession plan and oversees an annual evaluation of the Board’s performance.

The purpose and responsibilities of our Governance Committee are set forth in the Nominating and Corporate Governance Committee Charter adopted by our Board on July 8, 2024. The Nominating and Corporate Governance Committee Charter is available on the Company’s website at https://investors.stardust-power.com/corporate-governance/governance-overview.

BOARD LEADERSHIP STRUCTURE

We do not have a policy regarding whether the role of the Chairperson of the Board and Chief Executive Officer should be separate or combined, and the Board maintains the flexibility to select the Chairperson of the Board and Chief Executive Officer and reorganize the leadership structure, from time to time, based on criteria that are in the best interests of the Company and its stockholders. Our Chief Executive Officer, Roshan Pujari, also serves as Chairman of the Board. The Board believes that Mr. Pujari’s familiarity with the Company and extensive knowledge of the metals and mining industry qualify him to serve as the Chairman of the Board and that combining the roles of Chief Executive Officer and Chairman of the Board enables Mr. Pujari to drive strategy and agenda setting at the Board level while maintaining responsibility for executing on that strategy by also serving as Chief Executive Officer.

Our bylaws provide that the Board may, in its discretion, elect a lead independent director from among its members. In such role under our bylaws, the lead independent director shall preside at all meetings of the Board in which the Chairperson of the Board is not present and shall exercise such other powers as may from time to time be assigned to such person by the Board or as prescribed under our bylaws. As of December 31, 2024, the Board has not elected a lead independent director.

BOARD’S ROLE IN RISK MANAGEMENT

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include focused discussions and analyses of the risks facing us. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the committees of the Board that address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including commodity price, global demand, insurance and strategic risk.

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The Audit Committee reviews information regarding the Company’s major financial and compliance risks. As part of this process, the Audit Committee regularly reviews the adequacy of effectiveness of the Company’s accounting financial controls, and elicits and recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee also identifies any significant deficiencies or material weaknesses in internal control over financial reporting that could adversely affect the Company’s ability to report accurate financial information. The Audit Committee also considers and approves or disapproves any related party transactions when required under the Company’s policy regarding related party transactions. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee assesses the material risks associated with executive compensation structure, policies and programs to determine whether any of those compensation policies structure, policies or programs have the potential to encourage excessive risk-taking and to evaluate compensation policies and practices that could mitigate any such risk. The Governance Committee develops and reviews and assesses the adequacy of the Company’s corporate governance guidelines at least annually and recommends any proposed changes to the Board for approval.

The Board has delegated the primary responsibility of overseeing cybersecurity matters to the Audit Committee. The Audit Committee receives periodic updates on cybersecurity, including immediate notification of any material cybersecurity events, information technology matters and related risk exposures, from management. The Board also receives updates from management and the Audit Committee on cybersecurity risks. Our Chief Financial Officer plays the primary role in informing the Audit Committee on cybersecurity risks.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and by members of our management team about such risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole.

BOARD DIVERSITY

Our Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. The Governance Committee and the Board consider diversity in evaluating and selecting new directors, including candidates with a diversity of gender, ethnicity, tenure, skills and experience. The Governance Committee and the Board seek to assemble a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Stockholders and other interested parties may communicate with the Board, or any individual member or members of the Board (including the independent directors), by sending a letter to Stardust Power Inc., c/o Udaychandra Devasper, Secretary, Stardust Power Inc.,15 E. Putnam Ave, Suite 378, Greenwich, CT 06830, and specifying to whom the correspondence should be directed. All communications should include (i) the address, telephone number and e-mail address (if any) of the person submitting the communication; (ii) if the person submitting the communication is a stockholder, a statement of the number of shares of the our common stock that the person holds; (iii) if the person submitting the communication is not a stockholder, the nature of the person’s interest in the Company; (iv) any special interest of the person submitting the communication in the subject matter of the communication; and (v) whether the communication is directed to the Board as a whole or to a specific director or directors (and, if so, the name or names of such director(s)). The Secretary will review all correspondence and regularly forward to the Board (or a specified director(s), as applicable) copies of all correspondence (together with a summary thereof) that, in the opinion of the Secretary, relates to the functions of the Board or its committees or that otherwise requires the attention of any member or committee of the Board.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates, limits on outside board membership by our directors and corporate governance policies and standards applicable to us in general. In addition, we have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, employees, independent contractors and consultants. Our Corporate Governance Guidelines and Code of Business Conduct and Ethics are each available on our website at https://investors.stardust-power.com/corporate-governance/governance-overview. We will make all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics on our website. The reference to Stardust Power’s website address does not constitute incorporation by reference of the information available through our website, and you should not consider it to be a part of this Proxy Statement.

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CLAWBACK POLICY

In accordance with Section 10D of the Exchange Act and the Nasdaq listing standards, the Board has adopted a Clawback Policy. The Clawback Policy applies to individuals who are or were formerly designated as “officers” of the Company under Section 16 of the Exchange Act and is administered by the Compensation Committee. In the event the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under U.S. federal securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, it is our policy to recover erroneously awarded incentive-based compensation received by the Company’s executive officers. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement.

INSIDER TRADING POLICY

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees, as well as other persons, such as contractors and consultants, that the Company may determine have access to material nonpublic information. The Insider Trading Policy prohibits covered persons and any entities they control from engaging in hedging or monetization transactions or similar arrangements with respect to the Company’s securities that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.

CORPORATE GOVERNANCE

Our Corporate Governance Guidelines, Code of Business Conduct and Ethics, Clawback Policy, Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter, among other materials, are available, free of charge, on our website at https://investors.stardust-power.com/corporate-governance/governance-overview. The information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, named executive officers or persons nominated or chosen by the Board to become directors or named executive officers.

DIRECTOR COMPENSATION

Stardust Power currently has no formal plan under which its non-employee directors receive compensation for their service on the Board or its committees. Stardust Power generally reimburses non-employee directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending Board and committee meetings or performing other services in their capacities as non-employee directors. In September 2024, the Board approved compensation of board service and committee memberships for certain non-employee directors.

The following table sets forth information regarding the compensation awarded to, earned by, or paid to our non-employee directors who served on the Board for the fiscal year ended December 31, 2024.

Name	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	TOTAL ($)
Sudhindra Kankanwadi	20,000	109,519	129,519
Mark Rankin	20,000	109,519	129,519
Michael Earl Cornett Sr.	16,250	109,519	125,769
Charlotte Nangolo	6,250	109,519	115,769

(1)	As required by applicable SEC rules, this column reflects the aggregate grant date fair value of restricted stock units (“RSUs”) granted to our non-employee directors in 2024, computed in accordance with Topic 718. Each RSU represents a right to receive one share of Common Stock of the Company, subject to the director’s continued service on the Board through the 2025 annual general meeting or June 15, 2025, whichever earlier. Each non-employee director holds 9,425 unvested RSUs as of December 31, 2024.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

The following table sets forth the names, ages, and positions of Stardust Power’s executive officers as of December 31, 2024. Please see Proposal 1 for additional information regarding our directors. Other than the Designation Right, there are no arrangements or understandings between any executive officer and any other person pursuant to which any executive officer was or is to be selected as a director or executive officer, as applicable. There are currently no legal proceedings with respect to our executive officers, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of executive officers.

NAME	AGE	POSITION(S)
Roshan Pujari	47	Chairman of the Board and Chief Executive Officer
Pablo Cortegoso	42	Chief Technical Officer
Udaychandra Devasper	43	Chief Financial Officer
Chris Celano	55	Chief Operating Officer

Set forth below are brief descriptions of the background and business experience of our executive officers:

Roshan Pujari is our Chairman of the Board and Chief Executive Officer. A description of Mr. Pujari’s background and business experience is provided under “Proposal 1: Election of Directors.”

Pablo Cortegoso has served as the Chief Technical Officer of Stardust Power since February 2024. In this role, he is responsible for all operations aspects of exploration, mining, extraction and production. Mr. Cortegoso has over 13 years of experience in civil and mining projects, specializing in lithium projects. His skills include the development of hydrogeological field programs, with an emphasis on lithium brine deposits, including well designs, packer testing, aquifer tests, brine standards preparation, sampling protocols and drilling oversight, with expertise in solar pond evaporation design, modeling and operation for lithium and potassium brine projects. He has extensive experience in performing fatal flaw analysis; risk and investment analysis; technical due diligence, including on battery metals; design and implementation of field programs; data collection and analysis for hydrogeological and geotechnical studies; and completing technical reports (Mineral Resource and Reserve Statements, PEA, PFS, FS) in accordance with international guidelines for lithium brine and hard rock projects throughout Argentina, Australia, Brazil, Bolivia, Canada, Chile, Mexico, the United States, Europe, the United Kingdom and Botswana. Prior to joining Stardust Power, Mr. Cortegoso served as a freelance industry consultant. Prior to co-founding Stardust Power, Mr. Cortegoso served at Aurora Lithium (Galp/Northvolt), as Vice President, Sourcing, in Lisbon, Portugal from April 2022 to March 2023. Prior to Aurora Lithium, he served at SRK Consulting (U.S.), Inc. in various positions including as Senior Consultant from January 2018 to February 2022, and as Consultant from September 2010 to December 2017. Prior to SRK, he served at Trine University as Graduate Researcher and Teaching Assistant from August 2009 to May 2010. Prior to Trine University, Mr. Cortegoso served at Jose Cartellone Construcciones Civiles, in Buenos Aires, Argentina as Management and Budget Control Analyst in 2007. He is a published author in prestigious industry magazines and has presented in conferences and workshops globally in his field of expertise on lithium. Mr. Cortegoso has industry affiliations, including as a Registered Member of the Society for Mining, Metallurgy, and Exploration, Inc.; a Qualified Person under the guidelines of National Instrument 43-101 in Canada; and a Competent Person in accordance with the JORC Code in Australia. Mr. Cortegoso earned his master’s degree in civil engineering from Trine University, and an undergraduate degree in civil engineering from the Universidad Nacional de Cuyo in Argentina.

Udaychandra Devasper has served as the Chief Financial Officer of Stardust Power since December 2023. In this role, Mr. Devasper is responsible for leading and developing the finance and accounting functions of the Company, as well as assisting the Chief Executive Officer in executing strategy, operations, key hires and financing functions. He is a highly seasoned finance professional, with over 20 years of experience in finance and accounting, and has demonstrated expertise and deep domain knowledge in leading projects and assisting companies through multiple transactions. Mr. Devasper’s skills include building and managing large teams; operational and technical accounting expertise in key accounting areas such as revenues, mergers and acquisitions; and end-to-end project management for de-SPAC and IPO transactions. Prior to joining Stardust Power, Mr. Devasper was part of the initial founding team as a partner at Effectus Group, LLC, a boutique national accounting advisory firm, where he was involved in developing the business, hiring and resource management, as well as leading the firm’s nationwide Technology practice (which included the clean energy industry) for all technical accounting and strategic projects, from October 2014 to September 2022. During his time at Effectus, he gained domain, industry and transactional expertise through the multiple projects he led for companies in the cleantech, renewable energy and alternative energy sectors. Further, during his term at Effectus, Mr. Devasper led multiple de-SPAC/IPO transactions in the cleantech and renewable energy sectors, including end-to-end project management and overall reporting assistance. Prior to his term at Effectus, Mr. Devasper served as a Director, Technical Accounting at Echelon Corporation from July 2012 to August 2014, and as a Senior Manager, Technical Accounting at Synopsys, Inc., from March 2011 to July 2012. Prior to Echelon and Synopsys, he worked in the public accounting sector at KPMG LLP, progressing to Senior Manager, Assurance. Mr. Devasper is a licensed CPA (inactive) in California, and a licensed Chartered Accountant from the Institute of Chartered Accountants of India. He earned his bachelor’s degree in commerce from Mumbai University in India.

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Chris Celano has served as the Chief Operating Officer of Stardust Power since January 2025. In this role, Mr. Celano oversees the Company’s upstream lithium supply initiatives and processing operations, including sourcing and site development. He plays a key role in driving the Company’s operational efficiency, advancing the timely delivery of high-quality lithium products and strengthening relationships with customers and stakeholders. His deep experience in renewables, cleantech and drilling will be pivotal to the Company’s long-term success as it works to meet growing demand for critical minerals. Mr. Celano brings over 20 years of executive leadership experience, combining a strong background as a Chief Executive Officer, practicing securities attorney and graduate of the Massachusetts Institute of Technology. His diverse expertise spans the energy sector, drilling, engineering, procurement and construction fields, along with deep legal knowledge, from which he is uniquely equipped to drive Stardust Power’s strategic and operational goals during this critical phase of the Company’s growth. Prior to joining Stardust Power, he served as President and Chief Executive Officer of IHI E&C International Corporation beginning in January 2017, prior to which he served as General Counsel and Senior Vice President of Business Administration beginning in February 2013. Prior to his time at IHI, Mr. Celano served as Vice President and General Counsel at Vantage Drilling Company from May 2008 to May 2011. He started his career at the law firms Olshan Frome Wolosky LLP, Graham & James LLP and Elenoff Grossman & Schole LLP. Mr. Celano has a bachelor’s degree in economics from Vanderbilt University, a J.D. from Boston College Law School, an LLM from New York University School of Law and a master’s degree in engineering from the Massachusetts Institute of Technology.

OVERVIEW

We are currently considered an “emerging growth company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. Further, our reporting obligations extend only to “named executive officers,” who are the individuals who served as our principal executive officer and the next two most highly compensated executive officers at the end of the most recent fiscal year:

●	Roshan Pujari, Chairman of the Board and Chief Executive Officer
●	Pablo Cortegoso, Chief Technical Officer
●	Udaychandra Devasper, Chief Financial Officer

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

SUMMARY COMPENSATION TABLE

The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current named executive officers for the fiscal years ended December 31, 2024 and December 31, 2023.

SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)		STOCK AWARDS(2) ($)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	TOTAL($)
Roshan Pujari(1)	2024	437,423	-		5,621,597	650,000	14,525	6,723,546
Chairman and Chief Executive Officer	2023	103,055	-		-	-	2,249	105,304
Pablo Cortegoso(5) Chief Technical Officer	2024	442,033	50,000	(7)	1,513,504	306,967	121	2,312,625
Udaychandra Devasper(6)	2024	301,099	-		10,483,687	227,500	442	11,012,727
Chief Financial Officer	2023	5,742	-		-	-	-	5,742

(1)	Mr. Pujari began his employment on September 20, 2023. From March 16, 2023, the date Stardust Power was formed, through September 19, 2023, Mr. Pujari provided services to Stardust Power in his capacity as Manager of 7636H LLC pursuant to the consulting agreement between 7636H LLC and Stardust Power (see “Certain Relationships and Related Transactions, and Director Independence–Related Party Transactions”).

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(2)	As required by applicable SEC rules, this column reflects the aggregate grant date fair value of time-based RSUs and PSUs granted to our named executive officers in the applicable year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“Topic 718”). The grant date fair value of the PSUs was based on the probable outcome of the applicable performance conditions as of the date of grant. For a discussion of the assumptions that we used to value the time-based RSUs and performance units for financial accounting purposes, please refer to “Note 8” in the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2024.

(3)	The amounts reported represent incentive bonuses earned pursuant to our 2024 bonus plan, which amount was paid in cash to Mr. Pujari and in common stock of the Company with an issuance date value equal to the amount shown for Messrs. Cortegoso and Devasper.

(4)	Reflects payment by Stardust Power of health benefits and life insurance premiums for executive officers.

(5)	Mr. Cortegoso began his employment in February 2024.

(6)	Mr. Devasper began his employment in December 2023. Stardust Power has issued Mr. Devasper an award of RSUs under the Stardust 2023 Plan for 215,000 shares or 989,481 shares of Stardust Power Common Stock after the consummation of the Business Combination at a grant date fair value of $8.41.

(7)	Reflects a one-time sign-on bonus paid to Mr. Cortegoso.

EXECUTIVE COMPENSATION

The Company has implemented an executive compensation program that is designed to align the executive officer’s compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, retain, incentivize and reward individuals who contribute to the long-term success of the Company.

EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

Employment Agreement with Roshan Pujari

On September 22, 2023, Stardust Power entered into an At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement with Roshan Pujari, its Chief Executive Officer (the “Pujari Agreement”), which provided for at-will employment, an initial annual base salary of $360,000 and participation in benefits programs available to U.S. employees as provided from time to time. Effective September 16, 2024, Stardust and Mr. Pujari entered into an employment addendum agreement to the Pujari Agreement which provides:

●	for an annual base salary $650,000, of which up to $100,000 may be payable in fully vested RSUs issued under the Stardust 2024 Plan (defined below) solely at the option of the Company; and

The Pujari Agreement also contains a customary confidentiality clause, a conflict-of-interest provision, a non-compete provision and one-year post-termination non-solicitation clauses.

Employment Agreement with Udaychandra Devasper

On December 31, 2023, Stardust Power entered into an At-Will, Employment, Confidential Information, Invention Assignment and Arbitration Agreement with Udaychandra Devasper, its Chief Financial Officer (the “Devasper Agreement”). On October 23, 2024, Stardust and Mr. Devasper entered into an employment addendum agreement to the Devasper Agreement, which, in conjunction with the Devasper Agreement, provides:

●	Salary. Mr. Devasper’s annual base salary is $325,000.
●	Benefits. Mr. Devasper is participating in all retirement and welfare benefit plans, programs, arrangements and receives other benefits that are customarily available to senior executives of Stardust Power, as these plans exist and become adopted, subject to eligibility requirements.
●	Equity Compensation. Stardust Power has issued Mr. Devasper an award of RSUs under the Stardust 2023 Plan for 215,000 shares or 989,481 shares of Stardust Power Common Stock after the consummation of the Business Combination.

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The Devasper Agreement also contains a customary confidentiality clause, a conflict-of-interest provision, a noncompete provision and one-year post termination non-solicitation clauses.

Employment Agreement with Pablo Cortegoso

On February 15, 2024, Stardust Power entered into an employment agreement with Pablo Cortegoso, its Chief Technical Officer (the “Cortegoso Agreement”). Details of the Cortegoso Agreement are as follows.

●	Salary. Mr. Cortegoso’s annual base salary is $500,000, with a one-time sign on bonus of $50,000.
●	Benefits. Mr. Cortegoso is participating in all retirement and welfare benefit plans, programs, arrangements and receives other benefits that are customarily available to senior executives of Stardust Power, as these plans exist and become adopted, subject to eligibility requirements.

The Cortegoso Agreement also contains a customary confidentiality clause, a conflict-of-interest provision, a noncompete provision and one-year post termination non-solicitation clauses.

EXECUTIVE SHORT-TERM ANNUAL INCENTIVE BONUS PLAN

Stardust Power has adopted a short-term annual incentive bonus plan for its executive officers. The executive officers are eligible to receive annual bonuses, as determined in the sole discretion of the Compensation Committee, including based on the executive officers’ achievement of key performance indicators (KPI). The participant’s target award is a percentage of such participant’s annual base salary as of the end of the performance period as detailed in the table below. To be eligible to receive a bonus under the anticipated executive incentive bonus plan, a participant must be employed by Stardust Power on the date the bonus is paid.

NAME	SHORT-TERM INCENTIVE BONUS %
Roshan Pujari	100
Pablo Cortegoso	70
Udaychandra Devasper	70

For the 2024 fiscal year, the Board determined that each named executive officer was entitled to the annual bonus amount reflected in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation”, including based on achievement of the following KPI: (i) for Mr. Pujari, leading the Company’s public listing and the raising of PIPE and debt capital of approximately $16 million, (ii) for Mr. Cortegoso delivering potential feed stock options and exploration of partnerships with various Direct Lithium Extraction technology providers, and (iii) for Mr. Devasper, successfully heading the Company’s finance and accounts functions and successfully leading the Company’s timely filing of its securities disclosures and general SEC compliance.

EQUITY INCENTIVE AWARDS

Pursuant to RSU award agreements issued under the Stardust 2024 Plan, we have granted RSUs and PSUs to each of our named executive officers. The RSUs vest quarterly over three years following the date of grant, subject to the applicable named executive officer’s continued employment and the PSUs vest on the third anniversary of the date of grant, subject to the Stardust Common Stock achieving a $12.00 volume-weighted average price for a period of 20 trading days during any 30-trading-day period during the three-year vesting period. In the event of a change in control, all then-unvested RSUs and PSUs will accelerate and become vested.

RETIREMENT PLANS

Stardust Power sponsors a Section 401(k) retirement plan (the “401(k) Plan”), that provides eligible employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. U.S. employees who have attained at least 18 years of age are generally eligible to participate in the 401(k) Plan as of the first day of the calendar month. Participants may make pre-tax or post-tax contributions to the 401(k) Plan, subject to the statutorily prescribed annual limits on contributions under the Internal Revenue Code (the “Code”). Currently, the Company does not make any matching contributions to participants’ contributions to the 401(k) Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Our named executive officers are not entitled to receive any potential payments upon termination of employment. The RSU award agreements for each of Mr. Pujari, Mr. Devasper and Mr. Cortegoso provide that, upon a change in control, all outstanding RSUs and PSUs will accelerate and become vested in full. Upon a change in control occurring on December 31, 2024, each of the named executive officers would have been entitled to full vesting acceleration of their then-unvested RSUs and PSUs, which would be valued at $2,101,825 for Mr. Pujari, $3,169,958 for Mr. Devasper and $565,876 for Mr. Cortegoso, based upon the closing price of our common stock as of December 31, 2024 ($3.58 per share).

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OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END

The table below summarizes the outstanding equity awards for each named executive officer as of December 31, 2024.

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END

NAME	Number of shares or units of stock that have not vested (units)		Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (units)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Roshan Pujari	280,788	(1)	1,005,221	306,314	(2)	1,096,604
Pablo Cortegoso	75,597	(1)	270,637	82,469	(2)	295,239
Udaychandra Devasper	767,650	(1)(3)	2,748,187	117,813	(2)	421,771

(1)	Represents RSUs approved and granted by the Board on September 16, 2024. The RSUs vest quarterly over three years following the date of grant, subject to the named executive officer’s continued employment.

(2)	Represents PSUs approved and granted by the Board on September 16, 2024. Each PSU represents a contingent right to receive one share of Common Stock upon the named executive officer’s continued employment until the third anniversary of the date of grant, subject to the Stardust Common Stock achieving a $12.00 volume weighted average price for a period of 20 trading days during any 30-trading-day period during the three-year vesting period.

(3)	Represents 989,481 RSUs approved and granted by the Board on April 24, 2024. The RSUs vest quarterly over three years following the date of grant, subject to the named executive officer’s continued employment.

Equity Compensation Table

As of December 31, 2024, the number of securities issued under our equity compensations plans was:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	WEIGHTED-AVERAGE PRICE OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS(3)
	(A)	(B)	(C)
Equity compensation plans approved by stockholders(1)	2,993,499	$-	1,317,227
Equity compensation plans not approved by stockholders	-	-	-
Total	2,993,499	$-	1.317,227

(1)	Comprised of 2,993,499 shares of Common Stock that may be issued pursuant to RSUs upon vesting.
(2)	No weighting is assigned to RSUs as no exercise price is applicable thereto.
(3)

Comprised of 1,317,227 shares of Common Stock available for future issuance under the Stardust 2024 Plan. The number of shares of Common Stock available for issuance under the Stardust 2024 Plan will be subject to an annual increase on the first day of each fiscal year of the Company beginning January 1, 2025, in an amount equal to 5% of the number of outstanding shares on the last day of the immediately preceding fiscal year.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of April 25, 2025 by:

●	each person known by us to be the beneficial owner of more than 5% of our Common Stock;
●	each of our named executive officers and directors; and
●	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed beneficially owned includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days after April 25, 2025. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after April 25, 2025 are deemed outstanding for that person or group but not for any other person or group.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Applicable percentages are based on 60,160,824 shares of Common Stock except for Endurance Antarctica Partners II, LLC which includes (i) 60,160,824 shares of Common Stock and (ii) 4,510,096 shares of Common Stock underlying the warrants for a total of 64,670,920 shares of Common Stock, as of April 25, 2025, adjusted as required by rules promulgated by the SEC.

Name of Beneficial Owners	Number of Shares	Ownership Percentage
Five percent holders
Endurance Antarctica Partners II, LLC(1)	6,337,750	9.79%
Roshan Pujari(2)	26,481,925	44.02%
Pablo Cortegoso	4,610,631	7.66%
Directors and named executive officers
Roshan Pujari(2)	26,481,925	44.02%
Udaychandra Devasper	243,969	0.41%
Pablo Cortegoso	4,610,631	7.66%
Mark Rankin	809,994	1.35%
Martyn Buttenshaw	-	-
Sudhindra Kankanwadi	-	-
Michael Earl Cornett Sr.	-	-
Anupam Agarwal	690,336	1.15%
Charlotte Nangolo	460,224	0.76%
All directors and executive officers as a group (10 individuals)(3)	33,297,079	55.3%

(1)	Antarctica Endurance Manager, LLC, is the general partner of Endurance Antarctica Partners II, LLC. Voting and investment decisions with respect to the reported securities are made by a majority vote of three managers. Includes 850,001 shares of Common Stock subject to vesting based on earnout conditions and 4,510,096 shares of Common Stock underlying Warrants but does not include Common Stock underlying 710,398 warrants of the Company held by Endurance Antarctica Partners II, LLC, because the amounts and percentages reported in the “Principal Stockholders” section give effect to an exercise limitation such that the amount of shares of Common Stock beneficially owned by Endurance Antarctica Partners II, LLC upon exercise of warrants cannot exceed 9.8% of the outstanding shares of Common Stock.
(2)	This amount includes 8,655,151 shares of Common Stock held directly by Roshan Pujari, 4,652,864 shares of Common Stock held by Energy Transition Investors LLC, 10,872,790 shares of Common Stock held by 7636 Holdings LLC, 1,840,896 shares of Common Stock held by VIKASA Clean Energy I LP and 460,224 shares of Common Stock held by Roshan Pujari’s spouse, Maggie Clayton. The business address of Energy Transition Investors LLC, 7636 Holdings LLC and VIKASA Clean Energy I LP is 6608 N Western Avenue, 466, Nichols Hills, OK 73116. The business address of Mr. Pujari and Ms. Clayton is 15 E. Putnam Avenue, #139, Greenwich, CT 06830.
(3)	Unless otherwise noted, the business address of each of the directors and officers of the Company is c/o Stardust Power Inc., 15 E. Putnam Ave, Suite 378, Greenwich, CT 06830.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

We describe below the transactions and series of similar transactions, since March 16, 2023 (the date Stardust Power was formed), to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and
●	any of our directors, executive officers, holders of more than 5% of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control, and other arrangements with directors and executive officers, which are described where required under “Executive Compensation and Other Information–Summary Compensation Table.”

In addition, we also describe below certain other transactions with our directors, former directors, executive officers and stockholders.

The Audit Committee Charter provides for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the Audit Committee. The Audit Committee shall be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction and the benefits of the transaction to the Company and to the relevant related party. Any member of the Audit Committee who has an interest in the related party transaction under review by the Audit Committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the Audit Committee may determine to permit or to prohibit the related party transaction.

RELATED-PARTY TRANSACTIONS

Administrative Support Agreement

On January 11, 2021, in connection with its initial public offering, GPAC II entered into an administrative support agreement (the “Administrative Support Agreement”) with the Sponsor. The Administrative Support Agreement provided that GPAC II would pay the Sponsor $25,000 per month for office space, investment support services, utilities and secretarial and administrative support. On June 30, 2024, the Sponsor waived the administrative fee payable. The Administrative Support Agreement terminated upon the consummation of the Business Combination.

Warrants

On January 13, 2021, simultaneously with the closing of its initial public offering, GPAC II completed the private sale of an aggregate of 5,566,667 private warrants to the Sponsor at a purchase price of $1.50 per private warrant, generating gross proceeds to GPAC II of $8,350,000.

Each private warrant following the Business Combination is exercisable for one share of Common Stock at a price of $11.50 per share, subject to adjustment. The Warrants privately held by the Sponsor are non-redeemable for cash when our price per share equals or exceeds $18.00 and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

The Sponsor agreed, subject to limited exceptions, not to transfer, assign or sell any of the Private Warrants until 30 days after the consummation of the Business Combination.

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Amended and Restated Registration Rights Agreement

GPAC II, the Sponsor and certain equityholders of Stardust Power are party to an Amended and Restated Registration Rights Agreement, pursuant to which, among other things, the parties thereto have been granted customary registration rights with respect to shares of Common Stock and Warrants. Pursuant to the Amended and Restated Registration Rights Agreement, the Company agreed to file with the SEC (at the Company’s sole cost and expense) a shelf registration statement registering the resale of certain shares of Common Stock and Warrants from time to time, and the Company shall use commercially reasonable efforts to have such resale registration statement declared effective after the Closing in accordance with the Amended and Restated Registration Rights Agreement. The certain equityholders of Stardust Power party to the Amended and Restated Registration Rights Agreement are entitled to customary piggyback rights and may demand underwritten offerings, including block trades, of their registrable securities by the Company from time to time, subject to the terms and conditions of the Amended and Restated Registration Rights Agreement.

Stockholder Agreement

At the consummation of the Business Combination, the Company entered into a stockholder agreement (the “Stockholder Agreement”) with the Sponsor and Roshan Pujari and his affiliates. The Stockholder Agreement provides the Sponsor with the right to designate one nominee to the Company’s Board until the date upon which the Sponsor’s and its affiliates’ aggregate ownership interest of the issued and outstanding Common Stock decreased to one-half of their aggregate initial ownership interest as of the Closing. The Sponsor designated Chandra Patel to the Board through this right on July 8, 2024. On December 12, 2024, the Sponsor designated Martyn Buttenshaw as its designated director to fill the vacancy on the Board created by Mr. Patel’s removal on the same day.

Promissory Notes

In March 2023, the Company entered into unsecured notes payable with three related parties. The notes payable provided the Company the ability to draw up to $1 million, in aggregate: $160,000 until December 31, 2023, and $840,000 until December 31, 2025. VIKASA Capital LLC facilitated the initial funding of the notes obtained on behalf of the related parties. During the period from March 16, 2023 (inception) through December 31, 2023, the Company incurred and paid $7,111 of interest expense related to the notes payable. These loan facilities accrue interest, compounding semi-annually, at the long-term semiannual Applicable Federal Rate, as established by the IRS, which effectively was 3.71%. As of December 31, 2024, no amounts were due to VIKASA Capital LLC.

Services Agreement with VCP

Stardust Power entered into a services agreement with VIKASA Capital Partners LLC (“VCP”), dated March 16, 2023 (the “Services Agreement”), to provide corporate and advisory services, and any additional services as agreed to both parties. From the execution of this agreement and up to December 31, 2023, an aggregate of $550,000 has been paid to VCP. Such compensation was due upon billing.

Further, pursuant to Amendment Number 1 to the Services Agreement with VCP, dated June 1, 2023, the scope of services was expanded to include providing accounting, tax, and capital advisory and financial accounting, on an ad hoc basis, in connection with Stardust Power’s contemplated transactions including, but not limited to, the acquisition of assets from third-parties, the formation of new entities, and a potential merger with a SPAC. Compensation for the services was estimated to be in the range of $250,000 to $400,000, which is due on billing. From the execution of this agreement and up to December 31, 2023, an aggregate of $400,000 has been paid to VCP.

Additionally, pursuant to Amendment Number 2 to the Services Agreement with VCP, dated July 1, 2023, the compensation was increased to an amount between $30,000 and $100,000 for extension purposes, due on billing, while the scope remained unaltered. From the execution of this agreement and up to December 31, 2023, an aggregate of $30,000 has been paid to VCP. Pursuant to these agreements, in aggregate, $980,000, was due and payable to VCP, of which the entire amount has been paid.

The Services Agreement became effective on March 16, 2023, and Amendment Number 1 to the Services Agreement became effective on June 1, 2023, and the same were in effect until termination by either party or completion of services. As of December 31, 2024, all services by VCP to Stardust Power have been completed and there are no further payments pending towards or owed to VCP by Stardust Power.

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Consulting Agreement with 7636 Holdings

Stardust Power entered into a consulting agreement dated March 16, 2023 with 7636 Holdings to provide strategic, business, financial, operations and industry advisory services to the Company relating to the Company’s planned development of a lithium refinery operation, and any other services as agreed to by both parties. The Company was required to pay 7636 Holdings a sum ranging from $20,833 to $30,000 for each full calendar month of services performed, prorated for any partial calendar months of services. From the execution of this agreement and up to December 31, 2023, an aggregate of $180,806 was payable. The agreement has been terminated effective September 19, 2023, and no dues are outstanding to 7636 Holdings as of December 31, 2024.

Loan with Endurance Antarctica Partners II, LLC

In December 2024, the Company entered into a binding term sheet (“Term Sheet”) with Endurance Antarctica Partners II, LLC (“Endurance”) an affiliate of a director at the time and a shareholder, providing for a loan (the “Loan”) in the aggregate principal amount of $1,750,000, bearing interest at a rate of 15% per year, and maturing in March 2025 (the “Maturity Date”). Pursuant to the Term Sheet, 5,500,000 shares of Company’s Common Stock, owned by Roshan Pujari, Chief Executive Officer of the Company, were pledged as collateral. In addition, the Company has agreed to issue to Endurance $3,500,000 in Common Stock as an Equity Kicker. In addition, Endurance will receive warrants representing the right, exercisable within five years of the closing date, of up to 50% of Common Stock issued as Equity Kicker, with each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 in accordance with the Private Placement terms. The Company is yet to issue the equity shares and warrants to Endurance in connection with such obligation.

Loan with DRE Chicago LLC

On September 18, 2024, the Company entered into a consulting agreement with DRE Chicago LLC, whose principal is Paramita Das. Paramita was onboarded as a Chief Strategy Officer and Senior Advisor to CEO of the Company. Additionally, in December 2024, the Company entered into a binding term sheet with DRE Chicago LLC, providing for loan in the principal amount of $250,000, bearing interest at a rate of 15% per year, and maturing in March 2025. (the “Maturity Date”). Pursuant to the Term Sheets, an aggregate of approximately 470,000 shares of Company’s Common Stock, owned by Roshan Pujari, Chief Executive Officer of the Company, were pledged as collateral. In addition, the Company has agreed to issue to DRE Chicago an aggregate of $375,000 in Common Stock as an Equity Kicker. In addition, DRE Chicago will receive warrants representing the right, exercisable within five years of the closing date, of up to 50% of Common Stock issued as Equity Kicker, with each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 in accordance with the Private Placement terms. The Company is yet to issue the equity shares and warrants, to DRE Chicago LLC in connection with such obligation.

Director and Officer Indemnification Agreements

Stardust Power’s Certificate of Incorporation and Bylaws provide for indemnification and advancement of expenses for its directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain limited exceptions. Stardust Power has entered into separate indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers in addition to the indemnification provided for in our organizational documents. These agreements, among other things, require us to indemnify our directors and executive officers for certain costs, charges and expenses, including attorneys’ fees, judgments, fines and settlement amounts, reasonably incurred by a director or executive officer in any action or proceeding because of their association with us or any of our subsidiaries.

The foregoing description of the Indemnification Agreements is qualified in its entirety by the full text of the form of Indemnification Agreement, a copy of which has been filed as an exhibit to our Current Report on Form 8-K filed with the SEC on July 12, 2024.

POLICIES AND PROCEDURES REGARDING RELATED-PARTY TRANSACTIONS

At the Closing, our Board adopted a written related-party transaction policy that set forth the following policies and procedures for the review and approval or ratification of related-party transactions.

A “Related Party Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Party” or “Related Parties” means:

●	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

●	any person or entity known to be the beneficial owner of more than 5% of any class of the Company’s voting securities;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than domestic employees) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

●	any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

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We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to the Audit Committee Charter, the Audit Committee has the responsibility to review related party transactions.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2025 Annual Meeting as described in this Proxy Statement.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered in the proxy statement and proxy relating to the 2025 annual meeting of stockholders, they must have been received by us no later than January 28, 2026 (90 days prior to April 28, 2026, the one-year anniversary of the 2025 proxy mailing). Such proposals should be directed to Stardust Power Inc., 15 E. Putnam Ave, Suite 378, Greenwich, CT 06830, Attn: Udaychandra Devasper, Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC. The officer presiding at the Meeting may exclude matters that are not properly presented in accordance with these requirements.

Our bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders (other than pursuant to Rule 14a-18 under the Exchange Act), or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice of their intent in writing. To be considered timely under our bylaws, a stockholder’s notice must not be received earlier than the close of business on February 9, 2026 (120 days prior to June 9, 2026, the anniversary of the 2025 Annual Meeting), nor later than close of business on March 11, 2026 (90 days prior to June 9, 2026). Our bylaws specify certain requirements as to the form and content of stockholders’ notices. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders. The foregoing bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules.

In addition to satisfying the requirements of the bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide notice to the Company in accordance with Rule 14a-19 under the Exchange Act not less than 60 days prior to June 9, 2026. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under the Company’s bylaws.

Our bylaws were filed as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on July 12, 2024. We will also provide a copy, free of charge, to any stockholder upon written request to Stardust Power Inc., 15 E. Putnam Ave, Suite 378, Greenwich, CT 06830, Attn: Udaychandra Devasper.

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OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the 2025 Annual Meeting. However, should any other matters properly come before the 2026 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet, or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers householding proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Stardust Power Inc., 15 E. Putnam Ave, Suite 378, Greenwich, CT 06830, Attn: Udaychandra Devasper; by registered, certified or express mail; or by calling the Company at (800) 742-3095.

32

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports; proxy statements; and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

Our 2025 Annual Report to Stockholders is being mailed with this Proxy Statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of Proxy Materials, this Proxy Statement and our 2025 Annual Report to Stockholders are available on our website at https://investors.stardust-power.com/financial-information/sec-filings. Additionally, and in accordance with SEC rules, you may access our Proxy Statement at www.virtualshareholdermeeting.com/SDST2025. A copy of the Company’s Annual Report on Form 10-K filed with the SEC and this Proxy Statement will be provided to stockholders without charge upon written request directed to Stardust Power Inc., 15 E. Putnam Ave, Suite 378, Greenwich, CT 06830, Attn: Udaychandra Devasper. The Company’s copying costs will be charged if exhibits to the 2024 Annual Report on Form 10-K are requested. The Company makes available on or through its website free of charge its Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.

April 28, 2025	By Order of the Board of Directors

/s/ Roshan Pujari
Roshan Pujari
Chairman of the Board of Directors and Chief Executive Officer

33

Appendix A

CERTIFICATE OF AMENDMENT

TO the

CERTIFICATE OF INCORPORATION

OF

Stardust Power INC.

[________], 2025

Stardust Power Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.	That the Board of Directors of the Corporation (the “Board”) has duly adopted resolutions (a) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) setting forth the proposed amendment to the Certificate of Incorporation and (b) declaring the Certificate of Amendment to be advisable and in the best interests of the Corporation and its stockholders in accordance with Section 242 of the Delaware General Corporation Law.

2.	That upon the effectiveness of this Certificate of Amendment, Article IV, Section 1 of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“1.1 The total number of shares of all classes of capital stock that the Corporation has authority to issue is 800,000,000 shares, consisting of two (2) classes: 700,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”) and 100,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

1.2 Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

1.3 Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware, (i) every [___________] shares of the Corporation’s Common Stock, either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any further action on the part of the Corporation or the respective holder thereof, be combined into one validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”); provided, however, that no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the Nasdaq Stock Market LLC as of the date of the Effective Time, by (b) the fraction of one share owned by the stockholder.”

3.	Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted and approved in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

4.	That except as amended hereby, the provisions of the Corporation’s Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment shall be effective as of [__________], 2025 at [__________] [a.m./p.m.].

[Signature Page Follows]

IN WITNESS WHEREOF, Stardust Power Inc. has caused this Certificate of Amendment to be duly executed and acknowledged in its name and on behalf by an authorized officer of the date first set forth above.

STARDUST POWER INC.

By:
Name:	Roshan Pujari
Title:	Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Time on June 8, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SDST2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time on June 8, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73554-P31223

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STARDUST POWER INC.

The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4:

1. Election of Directors

Nominees:

To be elected for terms expiring in 2026:	For	Against	Abstain
1a. Roshen Pujari	☐	☐	☐
1b. Anupam Agarwal	☐	☐	☐
1c. Martyn Buttenshaw	☐	☐	☐
1d. Charlotte Nangolo	☐	☐	☐
1e. Mark Rankin	☐	☐	☐
1f. Michael Earl Cornett Sr.	☐	☐	☐
1g. Sudhindra Kankanwadi	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V73555-P31223

STARDUST POWER INC.
Annual Meeting of Stockholders
June 9, 2025 at 10:00 a.m. Central Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of Stardust Power Inc. (herein, the "Company") hereby appoints Roshan Pujari and Udaychandra Devasper, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of the Company's Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of stockholders of the Company to be held virtually over the internet at www.virtualshareholdermeeting.com/SDST2025 at 10:00 AM CST on June 9, 2025, or any adjournment or postponement thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)